VONTOBEL U.S. VALUE FUND
ANNUAL REPORT 1999

Dear Shareholder:

1999 turned out to be my worst year ever as a fund manager in my 11 1/2 years at Vontobel. For 1999 Vontobel U.S. Value Fund produced a negative total return of -14.07%, while the S&P 500 gained 21.04%. Part of the year's abysmal performance is self-inflicted: we had "blowups" in UnumProvident (merger-related accounting problems and Q2 earnings disappointment due to rising group disability claims) and ESG Re (dismissal of CEO following the company's ill-advised attempt to launch a health care insurance product in Germany); many of our insurance stocks, which seemed cheap in January, saw fundamentals deteriorate during the year and the stocks became cheaper still; and financials in general did poorly in the face of a long bond that started the year near 5% but ended the year well over 6%. The second cloud to rain on us had to do with the poor performance of most "value stocks" in general in 1999. If we hadn't lost money on portfolio holdings in UnumProvident and Mercury General, then we probably would have been exposed to other value stocks that we sometimes traffic in and that declined in price anyway, e.g., Coke (-10%), Berkshire Hathaway (-25%) and Freddie Mac (-25%); selloffs in the latter led us to purchase them in the fourth quarter. The third and final cloud raining over us in 1999 was the lopsided nature of the market toward technology and internet stocks. The market's gains have become so narrow that 70% of all New York Stock Exchange stocks had negative returns in 1999 and, ex-tech, the S&P 500 would have risen only 2% last year. An analyst in Barron's in December noted "this is the biggest bifurcation of returns since the 1972 market." Even if us codgy value managers try to be more open-minded with regard to technology going forward, it is highly unlikely that we would have stayed on the tech bandwagon this long to see Yahoo trade at 500x next year's estimated profits and Cisco trade for 100x this year's earnings.

Have most value managers become dinosaurs? Technology is now over 25% of the S&P 500 Index (indeed, with recent changes in the S&P 500, some would argue that the index itself has really become a large cap growth proxy) and historically value managers, with their emphasis on certainty and knowing what the future will look like with a reasonable degree of accuracy, have shied away form such ever-changing high growth areas as the internet and biotech. Many of us took our cue from value guru Warren Buffett, who opined that while he admired his good friend Bill Gates, he just couldn't get a grip on Microsoft's business and had to pass on the stock. Buffett has also opined that internet stocks are impossible to value. Warren is no dummy, but regarding his lack of exposure to tech the last two years, Forbes recently quipped "if Buffett headed a mutual fund, he'd be looking for a second career."

Going forward, one of our challenges is to see if we can become more flexible, open-minded investors and try to find those same elements of a franchise, free cash flow, predictability and good management in the technology area of the market that we so admired in the Gillettes and Cokes of the world. We'll see. I'm told such companies do exist, and we are applying ourselves to the technology sector even now to see if we can expand our investment paradigm to perhaps capture some of these dynamic companies the next time they find themselves on their backs. (Don't worry, we're not about to throw our entire discipline out the window and rush into tech at today's valuations.)

A bad year like 1999 has caused us to re-think other aspects of our investment approach, also. Our Buffett-oriented approach to value investing typically biased us in favor of financials, such as AIG, and consumer staples, such as Disney, and away not only from the apparently less-analyzable tech sector, but also away from the more cyclical, deeper value areas of the market (Ford, Caterpillar, etc.) frequented by many traditional value investors. A key tenet to the Buffett approach is that if you find a steady financial history, you can probably take comfort in forecasting a steady future, upon which to make earning predictions and from whence you can derive the intrinsic value of a stock. Of course, there aren't many companies that have non-commodity-like products or defensible franchises, so one's investment universe is inherently limited and the result is a concentrated portfolio with very few stocks.

As we have practiced the Buffett approach over the years, in good times and bad, we have always been aware of the limits of our knowledge. It is very difficult to know more than 80% of what you need to know about a company and its business prospects. Even with the best of companies, some material facts are just not knowable (i.e., how many colas will Coke sell in India or China in 2015?). One has to resort to a conservative extrapolation into the future based on a study of the past. One of our learning experiences in 1999 is that if certainty is a lot harder to come by than a pure Buffett practitioner would care to admit, and the unknown or unforeseeable is always present (witness the blowup in UnumProvident, and what a good company it had been and how close we had been to management and the business), then investing probably becomes somewhat more probabilistic, in which case a slightly more diverse portfolio with slightly less concentrated positions might be more appropriate in the future. Such a tactic would be a reasonable defense against the limitations of our knowledge and our vulnerability to the unforeseen event. Hence, our inclination going forward, to reduce risk and perhaps volatility, will probably be to diversify somewhat more than in the past.

Let's examine one of our stocks with the weakest current fundamentals, Mercury General. Mercury now trades in the low $20s, down from $70 in 1998. A competitive California automobile insurance market has driven its earnings down from a $3.25 rate to an estimated $2.55 rate in 2000. Prices are finally stabilizing and we may actually see modest price increases in 2000. For the sake of argument, let's say Mercury never grew its earnings again and the best it could ever earn was $2.55. How much would the stock be worth? Finance 101 tells us that the value of a financial asset is 1/K-G, where K= the discount rate and G= the projected earnings growth rate. Since we're assuming Mercury will have absolutely no future earnings growth (highly unlikely), then the value of its stock is simply 1 divided by the discount rate, or long bond rate of 6.3% times its "perpetual" earnings power of $2.55. 1/ 6.30% =15.8 x $2.55 in earnings gives us a value of $40 for MCY, up almost 90% from its current trading range. And just imagine what Mercury's fair value would be if the company began to grow earnings again?

Our portfolio is chock-a-block with severely undervalued equities such as Mercury General. Can I tell you when its value is likely to be realized in what is currently the most momentum-oriented market of the past 75 years? No. Can I promise you that its fundamentals are going to improve next quarter and that this will prompt all kinds of analyst upgrades and focus attention on the stock? No. But I can tell you that in our humble opinion, the stock is extremely oversold and worth a good deal more than the price it currently sells for in the marketplace.

Mercury General at less than 10x earnings versus Cisco at 100x earnings. While yes, in the future, we will scrutinize the technology sector of the market to see if we can come up with a select number of steady names in the context of our Buffett-like paradigm, at today's prices, even many technology analysts are skeptical about current valuations and observe that value now in the market may reside more in the "old economy" stocks than the "new economy" stocks.

One could say that for the Vontobel U.S. Value Fund 1999 has been a year to be remembered as a year to forget. In fact, the exact opposite is true. We intend to learn everything we can about mistakes made and opportunities missed in 1999 to become better investors going forward. Although at least a part of our terrible relative performance this year can be attributed to a quirky market that may be seen only once a generation (internet mania), we as portfolio managers ultimately hold ourselves responsible for performance. In this respect, money management is very much like professional sports: sometimes you're the hero, and sometimes you're the bum. We owe our shareholders and ourselves much better results in the future. For many years we produced competitive returns with lower risk than the market (the fund's risk-adjusted return ranked within the 13th percentile of equity funds tracked by Capital Resources Inc. for the 5-year period ending December 31, 1998). This year, our historical virtues were turned upside down. More than any other single factor, it is personal pride that will drive us to resurrect our results and re-establish our reputation. We want to be excellent and we want to win, both for our clients, for our firm and for ourselves.

Edwin Walczak, Fund Manager
January 21, 2000

[graph goes here]

                     Vontobel U.S. Value Fund       S & P 500
                     ----------------------------------------

3/30/1990            $10,000                        $10,000
12/31/1990           $ 9,011                        $ 9,966
12/31/1991           $12,371                        $13,002
12/31/1992           $14,343                        $13,993
12/31/1993           $15,205                        $15,401
12/31/1994           $15,209                        $15,604
12/31/1995           $21,347                        $21,475
12/31/1996           $25,887                        $26,201
12/31/1997           $34,770                        $34,943
12/31/1998           $39,883                        $44,929
12/31/1999           $34,271                        $54,384

[end graph]

                            Vontobel U.S. Value Fund

                        Schedule of Portfolio Investments

                                December 31, 1999

   Number
     of                                                              Market
   Shares       Security Description                                 Value
----------      --------------------                                ------------
                COMMON STOCK: 83.07%

                BANKING:  2.46%
       99,304   California Center Bank*                              $ 1,762,646
                                                                     -----------

                COSMETICS AND TOILETRIES:  5.07%
       88,000   Gillette Co.                                           3,624,500
                                                                       ---------

                DIVERSIFIED OPERATIONS:  1.41%
           18   Berkshire Hathaway Class A                             1,009,800
                                                                       ---------

                FOOD - RETAIL: 2.54%
       56,200   Albertsons, Inc.                                       1,812,450
                                                                       ---------

                HOME FURNISHINGS:  1.27%
       28,400   Ethan Allen Interiors, Inc.                              910,575
                                                                         -------

                INSURANCE - DISABILITY:  10.16%
      226,436   UNUM Provident Corp.                                   7,260,104
                                                                       ---------

                INSURANCE-DIVERSIFIED: 8.44%
       51,600   Esg Re Limited*                                          357,975
      153,800   Horace Mann Educators Corp.                            3,018,325
      195,225   Old Republic International Corp.                       2,659,941
                                                                       ---------
                                                                       6,036,241
                                                                       ---------
                INSURANCE-PROPERTY/CASUALTY:  19.29%
       85,000   Ace Ltd.                                               1,418,438
      100,600   Chubb Corp.                                            5,665,037
       78,500   IPC Holdings Ltd.                                      1,167,688
      153,500   Mercury General Corp.                                  3,415,375
       52,000   Renaissancere Holdings Ltd.                            2,125,500
                                                                       ---------
                                                                      13,792,038
                                                                      ----------
                MEDICAL HOSPITALS:  1.14%
       61,000   Health Management Assn., Inc.                            815,875
                                                                         -------

                OTHER FINANCIAL:  21.05%
      117,724   Fannie Mae                                             7,350,392
       36,000   Countrywide Credit Inds., Inc.                           909,000
      144,200   Freddie Mac                                            6,786,412
                                                                       ---------
                                                                      15,045,804
                                                                      ----------
                PAINT & RELATED PRODUCTS:  3.80%
      129,200   Sherwin Williams                                       2,713,200
                                                                       ---------

                PUBLISHING AND BROADCAST:  5.09%
       61,100   Knight Ridder, Inc.                                    3,635,450
                                                                       ---------

                RETAIL TOYS:  1.35%
       67,300   Toys "R" Us                                              963,231
                                                                       ---------

                Total Investments:
                (Cost: $66,737,087)**                83.07%           59,381,914
                Other assets, net                    16.93%           12,098,149
                                                     ------           ----------
                NET ASSETS                          100.00%          $71,480,063
                                                    =======          ===========

*     Non-income producing

** Cost for Federal income tax purposes is $66,737,087 and net unrealized depreciation consists of:

           Gross unrealized appreciation                 $ 2,536,046
           Gross unrealized depreciation                  (9,891,219)
                                                          -----------
           Net unrealized depreciation                   $(7,355,173)
                                                         ============

See Notes to Financial Statements

VONTOBEL U.S. VALUE FUND
Statement of Assets and Liabilities
December 31, 1999
--------------------------------------------------------------------------------
ASSETS

Investments at value
(identified cost of $66,737,087)(Notes 1 & 3)                        $59,381,914
Cash                                                                  11,501,997
   Receivables:
      Capital stock sold            $268,468
      Dividends receivable            47,695
      Investments sold               578,731
                                     -------
                                                                         894,894

   Other assets                                                            6,300
                                                                        --------
   TOTAL ASSETS                                                       71,785,105
                                                                      ----------

LIABILITIES
Payables:

   Capital stock redeemed            202,186
   Investment management fees         70,286
   Accrued expenses                   32,570
                                     -------

   TOTAL LIABILITIES                                                     305,042
                                                                     -----------

NET ASSETS                                                           $71,480,063
                                                                     ===========

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
($71,480,063/5,009,490 shares outstanding)                           $     14.27
                                                                     ===========


At December 31, 1999 there were 50,000,000 shares of $.01 par value stock authorized and components of net assets are:

      Paid in capital                                                $81,671,547
      Net unrealized depreciation on investments                     (7,355,173)
      Accumulated net realized loss on investments                   (2,836,311)
                                                                     -----------
      Net Assets                                                     $71,480,063
                                                                     ===========

See Notes to Financial Statements

Vontobel U.S. Value Fund
STATEMENT OF OPERATIONS
Year ended December 31, 1999
--------------------------------------------------------------------------------
Investment Income
Income:

   Interest                               $1,223,444
   Dividend                                1,753,518
                                           ---------
   Total income                                                      $ 2,976,962
                                                                     -----------

Expenses:
  Investment management fees (Note 2)      1,224,969
  Recordkeeping and
      administrative services (Note 2)       305,947
  Shareholder servicing and
      reports (Note 2)                       127,907
  Transfer agent fees (Note 2)               247,038
  Custodian and accounting fees (Note 3)     105,590
  Printing                                   168,626
  Filing and registration fees (Note 2)       75,226
  Legal and audit fees                        53,039
  Organizational costs                        18,181
  Other                                      143,912
                                             -------
Total expenses                                                         2,470,435
                                                                       ---------
Management fee waiver and expense reimbursement                         (22,500)
                                                                        --------
Net expenses                                                           2,447,935
                                                                       ---------
      Net investment income                                              529,027
                                                                       ---------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS

      Net realized loss on investments                               (2,836,311)
      Net change in unrealized appreciation on investments          (18,597,297)
                                                                    ------------
      Net loss on investments                                       (21,433,608)
                                                                    ------------
      Net decrease in net assets resulting, from operations        ($20,904,581)
                                                                   =============

See Notes to Financial Statements

VONTOBEL U.S. VALUE FUND
Statement of Changes in Net Assets
--------------------------------------------------------------------------------
                               Year ended                     Year ended
                               December 31, 1999              December 31,1998
                               -----------------              -----------------
OPERATIONS

  Net investment income         $   529,027                   $  2,056,313
  Net realized gain (loss)
    on investments               (2,836,311)                    29,341,209
  Change in unrealized
   appreciation of investments  (18,597,297)                   (4,007,234)
                                ------------                   -----------
  Net increase (decrease) in
    net assets resulting from
       operations              (20,904,581)                     27,390,288

DISTRIBUTION TO SHAREHOLDERS FROM
  Net investment income
    ($.11, and $.16 per share,
    respectively)                 (725,107)                    (1,357,295)
  Net realized gain from
    investment transactions
    ($0 and, $1.90 per
    share, respectively)              ----                    (16,117,877)
CAPITAL SHARE TRANSACTIONS
  Net decrease in net assets
    resulting from capital share
    transactions**             (107,353,117)                  (12,571,875)
                                -------------                 ------------
  Net decrease in net assets   (128,982,805)                   (2,656,759)
  Net assets at
    beginning of year            200,462,868                   203,119,627
                                 -----------                  ------------

NET ASSETS at the end of year   $ 71,480,063                  $200,462,868
                                 ============                 ============


*A summary of capital share transactions follows:

                   Year ended December 31, 1999     Year ended December 31, 1998
                   ----------------------------     ----------------------------

                     Shares             Value           Shares           Value
                     ------            ------          -------           ------
Shares sold         1,958,018      $31,261,054          15,954,466  $270,442,839
Shares reinvested
 from distributions    44,006          664,930           1,043,131    16,283,273
Shares redeemed   (8,975,932)    (139,279,101)        (17,313,425) (299,297,987)
                  -----------    -------------        ------------ -------------
Net decrease      (6,973,908)   $(107,353,117)           (315,828) $(12,571,875)
                  ===========   ==============         =========== =============

See Notes to Financial Statements

VONTOBEL U.S. VALUE FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
--------------------------------------------------------------------------------
                                             Years ended December 31,
                                 -----------------------------------------------
                                 1999      1998        1997       1996      1995
                                 ----      ----        ----       ----      ----
Per Share Operating Performance
Net asset value,
  beginning of period          $16.73      $16.51      $13.78     $13.25  $10.26
                               ------      ------      ------     ------  ------

Income from investment operations
   Net investment income         0.07        0.22        0.10       0.17    0.05
   Net realized and
      unrealized gain (loss)
      on investments           (2.42)        2.06        4.61       2.65    4.09
                               ------       -----      ------     ------  ------
Total from investment
 operations                    (2.35)        2.28        4.71       2.82    4.14
                               ------      ------      ------     ------  ------
Less distributions
 Distributions from
    net investment income      (0.11)      (0.16)      (0.10)     (0.19)  (0.04)
 Distributions from
 Realized gain on
  Investments                    ---       (1.90)      (1.88)     (2.10)  (1.11)
                               --------    ------      ------     ------  ------
Total distributions            (0.11)      (2.06)      (1.98)     (2.29)  (1.15)
                               ------      ------      ------     ------  ------
Net asset value, end of
  period                       $14.27     $16.73       $16.51    $13.78   $13.25
                               ======     ======       ======    ======   ======

Total Return                  (14.07%)    14.70%       34.31%    21.28%   40.36%

Ratios/Supplemental Data
Net assets, end of
  period (000's)              $71,480   $200,463     $203,120   $69,552  $55,103

Ratio to average
  net assets - (A)
   Expenses - (B)               1.87%      1.46%        1.61%     1.48%    1.65%

   Expenses - net (C)           1.87%      1.45%        1.58%     1.43%    1.50%
   Net investment income        0.40%      0.93%        0.72%     0.63%    0.38%
Portfolio turnover rate        66.62%    122.71%       89.76%   108.36%   95.93%

(A) Management fee waivers reduced the expense ratios and increased net investment income ratios by .02% in 1999, 0.01% in 1998, 0.02% in 1997, 0.04% in 1996 and 0.06% in 1995.

(B) Expense ratio has been increased to include additional custodian fees in 1998, 1997, 1996 and 1995 which were offset by custodian fee credits.

(C) Expense ratio-net reflects the effect of the custodian fee credits, the Fund received.

See Notes to Financial Statements

Vontobel U.S. Value Fund
Notes to the Financial Statements
December 31, 1999
--------------------------------------------------------------------------------

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES--The Vontobel U.S. Value Fund (the "Fund") is a series of Vontobel Funds, Inc. ("VFI") which is registered under The Investment Company Act of 1940, as amended, as a non-diversified open-end management company. The Fund was established in March 30, 1990 as a series of VFI which has allocated to the Fund 50,000,000 of its 500,000,000 shares of $.01 par value common stock. The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with generally accepted accounting principles.

The investment objective of the Fund is to achieve long-term capital returns of the broad market by investing in a continuously managed non-diversified portfolio of U.S. equity securities.

A. Security Valuation. Investments in securities traded on a national securities exchange or included in the NASDAQ National Market System are valued at the last reported sales price; other securities traded in the over-the-counter market and listed securities for which no sale is reported on that date are valued at the last reported bid price. Short-term investments (securities with a remaining maturity of sixty days or less) are valued at cost which, when combined with accrued interest, approximates market value.

B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund has capital loss carryforwards available to offset future capital gains, if any, of $730,305 which expires in 2007. Additionally, the Fund incurred capital losses of $2,106,006 after October 31, 1999 which are deemed, under income tax regulations, to occur on the first day of the Fund's next fiscal year (January 1, 2000).

C. Security Transactions and Dividends. Security transactions are accounted for on the trade date. The cost of securities sold is determined generally on a first-in, first-out basis. Dividends are recorded on the ex-dividend date.

D. Deferred Organizational Expenses. Reorganization costs assumed in the acquisition of Centurion Growth fund on December 24, 1994 amounted to $90,899 and were amortized over a period of five (5) years.

E. Accounting Estimates. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2-INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS AND OTHER--Pursuant to an Investment Advisory Agreement, the Advisor, Vontobel USA, Inc.("VUSA") provides investment services for an annual fee of 1.00% on the first $100 million of average daily net assets and .75% on average daily net assets over $100 million. VUSA will reimburse the Fund, to the extent of its advisory fee, to limit the Fund's aggregate annual operation expenses (excluding taxes, brokerage commissions and amortization of organization expenses), to the lowest applicable percentage limitation prescribed by any state in which the Fund's shares are qualified for sale.

As provided in the Administrative Agreement, the Fund reimbursed Commonwealth Shareholder Services, Inc. ("CSS"), its administrative agent, $402,108 for providing shareholder services, recordkeeping, administrative services and blue-sky filings. The Fund compensates CSS for blue-sky and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives 0.20% of average daily net assets.

Fund Services, Inc. ("FSI") is the Fund's Transfer and Dividend Disbursing Agent. FSI received $224,046 for its services for the year ending December 31, 1999.

Certain officers and/or directors of the Fund are also officers and/or directors of VUSA, CSS, and FSI.

NOTE   3-INVESTMENTS/CUSTODY--Purchases  and  sells  of  securities  other  than short-term notes aggregated $69,659,461 and $151,597,066, respectively.

NOTE 4 - DISTRIBVUTIONS TO SHAREHOLDERS--Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distribution differences are primarily due to differing treatments for equalization and post-October capital losses.

Report of Independent Certified Public Accountants
To the Shareholders and Board of Directors of
Vontobel Funds, Inc.
Richmond, Virginia
--------------------------------------------------------------------------------

We have audited the accompanying statement of assets and liabilities of Vontobel U.S. Value Fund, a series of Vontobel Funds, Inc., including the schedule of portfolio investments as of December 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Vontobel U.S. Value Fund as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

TAIT, WELLER AND BAKER
Philadelphia, Pennsylvania
January 20, 2000

VONTOBEL INTERNATIONAL EQUITY FUND
ANNUAL REPORT 1999

Dear Shareholder:

As in the US, telecom and technology stocks pushed foreign markets to new highs in 1999. Vontobel International Equity Fund produced a total return of 46.52%, outperforming Morgan Stanley Capital International's EAFE Index, which gained 26.96%.

After six years of declining returns on capital and returns on equity in Europe and Japan, international equities experienced a dramatic turnaround as corporations worldwide embraced the concept of shareholder value. More stringent accounting standards, increased accountability in corporate governance, and a greater focus on financial results (as gauged by returns on equity and operating margins) have given corporate executives in Europe and Japan new benchmarks. Despite stagnant sales, many firms reported substantial increases in operating profits, thanks to cost cutting, outsourcing, and cuts in capital spending. Also illustrative is the change in attitude toward share buybacks. Last year 39 of the 40 companies in France's CAC Index announced share buybacks or share cancellations. In large part, the rerating of European and Japanese equities is due to the fact that managements are learning to make better use of their balance sheets, which are for the most part richly capitalized.

Corporate governance has vastly improved in Europe, with the UK far in the lead. Ten years ago, it was impossible to get a breakdown of a company's results by industrial division. Today improved reporting standards provide a more accurate picture of financial performance, and unexplained "exceptional items" are a thing of the past. One consequence of this greater transparency has been a frenzy of M&A activity. The British company Vodafone's bid for Germany's Mannesmann has set a precedent for a major cross-border acquisition; the combined $140 billion company will control 31 million cellular customers in more than 26 countries. We've been generously rewarded for owning both firms for many years. Last quarter alone both stocks shot up more than 35%, resulting in full-year gains of 67% for Vodafone and 129% for Mannesmann.

Shareholder value creation is becoming a reality in Japan as well. Japanese managements have begun to adopt such policies as increased offshore procurement, cuts in R&D, wage reduction measures, and re-engineering of production. Yet old habits die hard. Japanese industry remains very much a vertically integrated system, and the reorganization of the industry groups known as keiretsu will take time. Despite the fact that they are refocusing attention away from sales growth to cost control and productivity, not many companies are using return on equity to measure their performance. Companies we own were among the exceptions (e.g., Micro, Hikari Tsushin, Murata, Rohm, Takeda, 7-11).

We added a number of Japanese companies to the portfolio last year, not because of the improved picture of the Japanese domestic economy but because several Japanese firms have begun to compete successfully on different terms. Hikari Tsushin, a cellular service provider founded in 1988, three years after the telecom industry was deregulated, is one of Japan's new success stories. It's headed by 34-year-old Yasumitsu Shigeta, whose 60% ownership stake is worth US$ 25 billion. Customer demand is being spurred by WAP (wireless application protocol for viewing e-mail and web page text on cell phones) and the company should show positive free cash flow growth in the current fiscal year. With an ROE of 26% and ROA of 22%, it has grown earnings at 55% over the last three years. We also bought Secom, a security services firm with a 60% market share. It's had operating margins of 20% for the last 10 years, ROE's of 11% and a constant growth rate in revenues of 6% with profits rising by about 15%. The founder still owns 10%. Both these firms are great businesses with the kind of superior, consistent track records that allow us to attach a buy-in price that is reasonable from an investment standpoint.

While the fund benefited from its holdings in telecom and technology companies, last year's strongest performers, it continues to be well diversified among industry sectors. Our largest deviations against the EAFE benchmark are the financial sector, where we have an underweight, and services, where we are overweight due to the sharp appreciation in share prices. We have trimmed a lot of stocks whose portfolio weightings had increased due to performance, and are adding selectively into the financial sector.

We believe that the majority of companies within our investable universe will be able to sustain their strong sales growth over the next 12 months. 1999 seems to have left a good foundation for rebuilding the needed strengths in Europe's and Japan's corporate world. The tide has definitely turned for international equity investors.

Fabrizio Pierallini, Fund Manager
February 1, 2000

[graph goes here]

                          Vontobel International
                          Equity Fund               MSCI EAFE
                          ----------------------    ---------

7/6/1990                  $10,000                   $10,000
12/31/1990                $ 8,709                   $ 8,726
12/31/1991                $10,343                   $ 9,784
12/31/1992                $ 9,984                   $ 8,593
12/31/1993                $14,218                   $11,391
12/31/1994                $13,463                   $12,277
12/31/1995                $14,929                   $13,653
12/31/1996                $17,464                   $14,478
12/31/1997                $19,068                   $14,736
12/31/1998                $22,265                   $17,682
12/31/1999                $32,619                   $22,450

[end graph]

                       VONTOBEL INTERNATIONAL EQUITY FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                December 31, 1999

Number of                                                     Market
Shares     Security Description                               Value
---------  ----------------------------------------           ---------------
           Common Stock:  98.50%

           Finland:  3.50%
  24,900   Nokia ADR (Telecommunications)                    $         4,731,000
  29,200   Sonera Group (Telecom Services)                             1,999,678
                                                                 ---------------
                                                                       6,730,678
                                                                 ---------------

           France:  8.59%
   5,340   Altran Technologies (Engineering - Consulting)              3,224,345
  16,200   Axa S.A. (Multi-line Insurance)                             2,256,317
   2,838   CAP Gemini (Computer Services)                                719,717
  32,895   CGIP (Holding)                                              2,151,753
  21,000   Dassault Systems SA (Computer Software)                     1,367,328
   1,800   L'OREAL (Cosmetics)                                         1,442,804
   2,550   LVMH Louis Vuitton/Moet Hennessy (Diversified)              1,141,186
  31,510   Scor (Reinsurance)                                          1,388,902
  14,515   Total SA (Oil/Gas)                                          1,935,450
  11,750   Valeo (Auto Parts)                                            905,765
                                                                 ---------------
                                                                      16,533,567
                                                                 ---------------

           Germany:  5.56%
   4,839   Alliance AG (Multi-line Insurance)                          1,624,054
  47,294   Bayerische Motoren Werke (Automobile)                       1,442,108
  15,100   Mannesmann AG (Telecom Services)                            3,639,414
      88   Munchener Ruckversicherung Wts 6/03/02 (Reinsurance             4,676
   5,676   Munchener Ruckversicherung (Reinsurance)                    1,438,292
   4,250   SAP AG (Computer Software)                                  2,557,639
                                                                 ---------------
                                                                      10,706,183
                                                                 ---------------

           Great Britain: 18.65%
 142,960   Amvescap (Financial Services)                               1,663,059
  23,398   British Petroleum PLC Sponsored ADR * (Petroleum)           1,387,794
  88,000   British Telecom (Telecom Services)                          2,151,208
 110,000   Capita Group PLC (Human Resources)                          2,008,315
  42,135   CGU PLC (Multi-line Insurance)                                679,073
 250,000   Compass Group PLC (Food)                                    3,433,363
  29,821   CRH Ord (Construction)                                        639,221
  82,000   Diageo Plc (Beverages)                                        659,787
  86,000   Dixons Group (Retail)                                       2,068,969
 116,000   Hays PLC (Diversified)                                      1,847,973
 175,000   HSBC Holdings (Banking)                                     2,440,111
 109,348   Lloyds TSB Group PLC (Banking)                              1,368,337
 175,040   Misys PLC (Computer Services)                               2,729,137
  80,000   New Securicor PLC (Commercial Services)                       207,779
  90,000   Next Ord (Retail)                                             863,753
  65,959   Provident Financial Group PLC (Financial)                     745,990
 480,000   Rentokil Initial PLC (Commercial Services)                  1,750,773
  51,654   Schroders PLC (Banking)                                     1,039,879
 268,560   Siebe PLC (Diversified)                                     1,462,285
  70,000   Smithkline Beecham PLC (Pharmaceuticals)                      893,481
 391,000   Vodafone Group PLC (Telecommunications)                     1,937,858
 248,000   WPP Group (Advertising)                                     3,930,804
                                                                 ---------------
                                                                      35,908,949
                                                                 ---------------

           Italy:  2.35%
 212,500   Eni SPA (Oil - Integrated)                                  1,167,618
 290,000   Pirelli (Diversified)                                         795,268
 122,000   Telecom Italia Mobile (Telecom Services)                    1,361,571
  85,000   Telecom Italia (Telecom Services)                           1,197,557
                                                                 ---------------
                                                                       4,522,014
                                                                 ---------------

           Ireland:  1.40%
 100,306   Allied Irish Banks PLC (Banking)                            1,140,655
  52,400   Elan Corporation ADR * (Medical Products)                   1,545,800
                                                                 ---------------
                                                                       2,686,455
                                                                 ---------------

           Netherlands:  9.00%
  33,231   Aegon NV (Multi-line Insurance)                             3,207,089
  19,324   Aegon NV ADR (Multi-line Insurance)                         1,845,442
  29,400   ASM Lithography Holdings NV * (Electronics)                 3,263,412
  30,000   Getronics NV (Computer Services)                            2,391,088
  31,000   Heineken NV (Beverages)                                     1,510,552
  26,000   Kempen & Co (Financial Services)                            1,033,522
  10,940   Koninklijke Philips (Electronics)                           1,486,278
  51,195   Vendex NV (Diversified)                                     1,360,130
  36,600   Wolters Kluwer NV (Publishing)                              1,237,569
                                                                 ---------------
                                                                      17,335,082
                                                                 ---------------
           Norway:  0.45%
  51,500   Tomra Systems AG (Recycling)                                  874,680
                                                                 ---------------

           Spain:  0.60%
  46,000   Telefonic a De Espana (Telecom Services)                    1,148,044
                                                                 ---------------

           Sweden:  7.30%
  47,200   A Com AB (Advertising)                                      1,076,890
 215,320   Assa Abloy Series 'B' (Metal Processors/Fabrication         3,026,078
  13,500   Connecta AB (Consulting)                                      460,426
  33,600   Ericsson (LM) Tele Series B Free (Telecommunication         2,161,496
   5,800   Framtidsfabriken AB (Consulting)                            1,050,453
  90,000   Hennes & Mauritz AB (Retail)                                3,016,582
  24,100   Modern Times Group AG (Media)                               1,196,072
  66,000   Securitas AB Ser B (Commercial Services)                    1,195,343
  68,800   Svenska Handelsbanks Ser A (Banking)                          865,765
                                                                 ---------------
                                                                      14,049,105
                                                                 ---------------

           Switzerland:  7.70%
  20,000   Credit Suisse Group (Banking)                               3,975,382
     950   Nestle AG (Food)                                            1,740,344
   1,000   Pharma Vision * (Pharmaceutical)                              709,665
      75   Roche Holdings AG (Pharmaceutical)                          1,224,644
     410   Roche Holdings Genusscheine (Pharmaceutical)                4,866,545
     800   Swiss Reinsurance (Reinsurance)                             1,643,409
 860,000   Zurcher KTBK 9/15/00 WT CHF                                   669,723
                                                                 ---------------
                                                                      14,829,712
                                                                 ---------------
           Australia:  0.49%
 172,500   Telstra Corporation (Telecom Services)                        938,393
                                                                 ---------------

           Hong Kong:  1.85%
 161,400   Dah Sing Financial Services (Financial Services)              643,648
 340,000   Smartone Telecom Hldgs Ltd (Telecom Services)               1,640,188
 125,000   Sun Hung Kai Properties (Real Estate)                       1,286,422
                                                                 ---------------
                                                                       3,570,258
                                                                 ---------------

           Japan: 28.55%
  20,500   Asatsu DK Inc (Advertising)                                 1,384,593
      50   Credit Saison Co. (Financial)                                     871
  16,000   Fuji Photo Film Co. (Consumer Goods)                          584,182
   2,000   Hikari Tsushin Inc (Retail)                                 4,013,312
  21,000   Honda Motor Co (Automobiles)                                  781,128
  17,000   Hoya Co. (Glass Products and Electronics)                   1,339,565
  33,000   Mikuni Coca Cola (Beverages)                                  578,211
  27,500   Murata Manufacturing Co. Ltd. (Electronics)                 6,460,454
  30,000   Nichiei Co Ltd (Financial Services)                           651,919
  14,000   Nintendo Co. Ltd. (Consumer Goods)                          2,326,938
      16   Nippon Tel and Tel (Telecom Services)                         274,080
  38,000   Nomura Securities Co Ltd (Brokerage)                          686,276
     150   NTT Data Communications Systems (Telecommunications         3,450,470
     154   NTT Mobile Commn Network Inc (Telecom Services)             5,924,236
  16,400   Rohm Co. Ltd. (Electronics)                                 6,742,365
   9,000   Ryohin Keikaku Co Ltd Jpy (Retail)                          1,806,872
  11,000   Secom Co (Communication Services)                           1,211,335
  13,000   Seven-Eleven Japan (Retail)                                 2,061,472
   3,550   Shohkoh Fund & Co (Financial Services)                      1,405,614
  15,000   Sony Corp. (Audio/Video Products)                           4,448,904
  58,000   Takeda Chemical Industries (Medical/Drugs)                  2,867,071
  60,000   Tokyo Broadcasting System, Inc. (Broadcasting)              2,032,106
  23,000   Tokyo Electron Ltd. (Electronics)                           3,151,919
 140,000   Yasuda Fire & Marine Insurance (Insurance)                    792,091
                                                                 ---------------
                                                                      54,975,984
                                                                 ---------------

           Malaysia:  0.55%
 300,000   Malayan Banking Berhad (Banking)                            1,065,789
                                                                 ---------------



           Singapore:  1.96%
 110,064   Datacraft Asia Ltd (Computer Services)                        913,531
 132,000   Singapore Press Holdings Ltd. (Publishing)                  2,861,123
                                                                 ---------------
                                                                       3,774,654
                                                                 ---------------
           Total Common Stocks
           (Cost: $104,498,060)                                      189,649,547
                                                                 ---------------
Principal
 Amount    Corporate Bonds: 0.41%
-------
 800,000   Salomon Smith Euro Mid Term Note,
           maturity date 5/9/00
          (Cost: $800,000)                                               798,000
                                                                 ---------------

           Total Investments:
           (Cost:  $105,298,060)**             98.91%                190,447,547
           Other assets, net                    1.09%                  2,089,744
                                               ------                -----------
           Net Assets                         100.00%               $192,537,291
                                              =======               ============

*  Non-income producing

** Cost for Federal income tax purposes is $105,298,060 and net unrealized appreciation consists of:

           Gross unrealized appreciation                             $87,605,641
           Gross unrealized depreciation                             (2,456,154)
                                                                 ---------------
           Net unrealized appreciation                               $85,149,487
                                                                 ===============
ADR--Security represented is held by the custodian bank in the form of American Depository Receipts.

See Notes to Financial Statements

Vontobel International Equity Fund
Statement of Assets and Liabilities
December 31, 1999
--------------------------------------------------------------------------------
ASSETS

 Investments at value (identified
   cost of $105,298,060)(Notes 1 & 3)                               $190,447,547

Cash (including foreign currencies)                                    1,405,598
Receivables:
  Capital stock sold                                $300,666
  Dividends and interest                             156,687
  Investments sold                                   473,485
                                                     -------
                                                                         930,838

 Other assets                                                             25,010
                                                                ----------------
    TOTAL ASSETS                                                     192,808,993
                                                                ----------------

LIABILITIES

   Investment management fees payable                                    136,346
   Accrued expenses                                                      135,356
                                                                ----------------
   TOTAL LIABILITIES                                                     271,702
                                                                ----------------
NET ASSETS                                                          $192,537,291
                                                                ================

NET ASSET VALUE, OFFERING
 AND REDEMPTION PRICE PER SHARE
 ($192,537,291  / 6,873,275 shares outstanding)                     $      28.01
                                                                ================

At December 31, 1999 there were 50,000,000 shares of $.01 par value stock authorized and the components of net assets are:

  Paid in capital                                                   $107,394,353
  Net unrealized gain on investments
   and currency transactions                                          85,142,938
                                                                ----------------
  Net Assets                                                        $192,537,291
                                                                ================

See Notes to Financial Statements

Vontobel International Equity Fund
Statement of Operations
For the year ended December 31, 1999
--------------------------------------------------------------------------------
Investment Income
Income:
 Interest                                   $  123,742
 Dividend (Net of foreign tax
   withheld of $209,680)                     1,996,130
                                            -----------
     Total income                                                     $2,119,872

Expenses:
 Investment management fees (Note 2)         1,474,217
 Recordkeeping and
   administrative services (Note 2)            260,011
 Custodian and accounting fees (Note 3)         92,640
 Shareholder servicing and reports (Note 2)     12,813
 Transfer agent fees (Note 2)                   23,274
 Legal and audit fees                           42,876
 Filing and registration fees (Note 2)          15,506
 Other                                         168,007
                                           ------------
  Total expenses                                                       2,089,344
  Custody credits (Note 3)                                              (10,551)
                                                                    ------------
   Expenses, net                                                       2,078,793
                                                                    ------------
 Net investment income                                                    41,079
                                                                    ------------
REALIZED AND UNREALIZED GAIN ON
INVESTMENTS AND FOREIGN CURRENCIES

  Net realized gain on investments                                    23,189,302
  Net realized gain on foreign currency
   conversions and forward currency contracts                          1,358,375
  Change in unrealized appreciation
   on investments and foreign currencies                              41,562,567
                                                                    ------------
  Net gain on investments                                             66,110,244
                                                                    ------------
  Net increase in net assets
    resulting from operations                                        $66,151,323
                                                                    ============
See Notes to Financial Statements

Vontobel International Equity Fund
Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                             Years ended December 31,
                                  --------------------------------------------
                                        1999                         1998
                                   ---------------                -----------
OPERATIONS

 Net investment income              $    41,079                      $   106,817
 Net realized gain on investments
  and foreign currency transactions  24,547,677                       16,174,584
 Net unrealized appreciation

     of investments and currencies   41,562,567                       10,265,830
                                   ---------------                   -----------
 Net increase in net
  assets resulting
     from operations                 66,151,323                       26,547,231

DISTRIBUTIONS TO SHAREHOLDERS FROM

Net investment income
  ($0.05 and $0 per
  share, respectively)                (345,700)                           ----
Net realized gain from
  investment transactions
  ($1.25 and $0.96 per share,
  respectively)                     (8,366,747)                      (7,497,265)

CAPITAL SHARE TRANSACTIONS
 Net decrease in net assets
     resulting from capital
     share transactions*           (26,834,678)                     (17,937,871)
                                   ------------                      -----------
 Net increase in net assets          30,604,198                        1,112,095
 Net assets at

  beginning of year                 161,933,093                      160,820,998
                                    -----------                      -----------
NET ASSETS at end of year          $192,537,291                     $161,933,093
                                   ============                     ============

*A summary of capital share transactions follows:

                                   1999                       1998
                          ----------------------      ----------------------
                          Shares           Value       Shares          Value
                          -------         ------       -------         -----
Shares sold               11,858,769    $247,523,446   10,169,780    $46,636,966

Shares reinvested
  from distributions         351,845       8,229,657      366,109     13,035,788

Shares redeemed         (13,362,079)   (282,587,781) (11,371,833)   (49,613,933)

                       -------------    -----------    ----------   ------------
Net decrease             (1,151,465)   ($26,834,678)    (835,944)  ($10,058,821)
                       =============    ============  ===========  =============

See Notes to Financial Statements

Vontobel International Equity Fund
Financial Highlights
For a Share Outstanding Throughout Each Year
--------------------------------------------------------------------------------
                                            Years ended December 31,
                                  ----------------------------------------------
                                  1999      1998       1997      1996     1995
                                  ----      ----       ----      ----     ----
Per Share Operating Performance

Net asset value, beginning        $20.18    $18.15     $18.22    $17.13   $16.23
                                  ------    ------     ------    ------   ------
Income from investment
   operations-

   Net investment income            0.06      0.01     (0.03)      0.03     0.16

   Net realized and unrealized
     gain (loss) on investments     9.07      2.98       1.74      2.85     1.61
                                   -----     -----      -----     -----    -----

    Total from investment
     operations                     9.13      2.99       1.71      2.88     1.77
                                   -----     -----      -----     -----    -----
Less distributions-
   Distributions from net
     investment income            (0.05)      0.00       0.00     (0.03)  (0.17)

   Distributions from
     Realized gains               (1.25)    (0.96)     (1.78)     (1.76)  (0.70)
                                  ------    ------     ------     ------  ------

    Total distributions           (1.30)    (0.96)     (1.78)     (1.79)  (0.87)
                                  ------    ------     ------     ------  ------
Net asset value,
   end of period                  $28.01   $20.18      $18.15     $18.22  $17.13
                                  ======   ======      ======     ======  ======

Total Return                      46.52%   16.77%       9.19%     16.98%  10.91%

Ratios/Supplemental Data
Net assets,
   end of period (000s)         $192,537 $161,933    $160,821  $151,710 $130,505

Ratio to average net assets-
  Expenses (A)                     1.28%    1.40%       1.56%     1.60%    1.63%

  Expenses-net (B)                 1.27%    1.36%       1.50%     1.39%    1.53%

  Net investment income (loss)     0.03%    0.06%     (0.17%)     0.15%    0.41%

Portfolio turnover rate           38.41%   41.51%      38.45%    54.58%   68.43%

(A) Expense ratio has been increased to include additional custodian fees which were offset by custodian fee credits.

(B) Expense ratio-net reflects the effect of the custodian fee credits the Fund received.

See Notes to Financial Statements

Vontobel International Equity Fund
Notes to the Financial Statements
December 31, 1999
--------------------------------------------------------------------------------

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES--The Vontobel International Equity Fund (the "Fund") is a series of Vontobel Funds, Inc. ("VFI") which is registered under The Investment Company Act of 1940, as amended, as a diversified open-end management company. The Fund was established in December, 1984 as a series of VFI which has allocated to the Fund 50,000,000 of its 500,000,000 shares of $.01 par value common stock.

The objective of the Fund is to achieve capital appreciation by investing in a carefully selected and continuously managed diversified portfolio consisting primarily of equity securities of issuers located the Europe and the Pacific Basin.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with generally accepted accounting principles.

A. Security Valuation. Investments traded on stock exchanges are valued at the last quoted sales price on the exchange on which the securities are traded as of the close of business on the last day of the period or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Fund's Board of Directors. Securities traded in the over-the-counter market are valued at the last available sale price in the over-the-counter market prior to time of valuation. Securities for which market quotations are not readily available are valued on a consistent basis at fair value as determined in good faith by or under the direction of the Fund's officers in a manner specifically authorized by the Board of Directors of the Fund. Temporary investments in U.S. dollar denominated short-term investments are valued at amortized cost, which approximates market. Portfolio securities which are primarily traded on foreign exchanges are generally valued at the closing price on the exchange on which they are traded, and those values are then translated into U.S. dollars at the current exchange rate.

B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. Security Transactions and Dividends. Security transactions are accounted for on the trade date. The cost of securities sold is determined generally on a first-in, first-out basis. Dividends are recorded on the ex-dividend date.

D. Currency Translation. The market values of foreign securities, currency holdings, other assets and liabilities initially expressed in foreign currencies are recorded in the financial statements after translation to U.S. dollars based on the exchange rates at the end of the period. The cost of such holdings is determined using historical exchange rates. Income and expenses are translated at approximate rates prevailing when accrued or incurred. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

E. Forward Currency contracts. Forward sales of currencies are undertaken to hedge certain assets denominated in currencies that Vontobel USA, Inc. ("VUSA"), the Fund's investment advisor, expects to decline in value in relation to other currencies. A forward currency contract is an agreement between two parties to buy or sell a currency at a set price on a future date. Forward contracts are marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund could be at risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably.

F. Distribution to Shareholders. Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, net operating losses and post-October capital and currency losses.

G. Accounting Estimates. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2-INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS AND OTHER--Pursuant to an Investment Advisory Agreement, the Advisor, Vontobel USA, Inc.("VUSA") provides investment services for an annual fee of 1.00% on the first $100 million of average daily net assets and .75% on average daily net assets over $100 million.

As provided in the Administrative Agreement, the Fund reimbursed Commonwealth Shareholder Services, Inc. ("CSS"), its administrative agent, $381,099 for providing shareholder services, recordkeeping, administrative services and blue-sky filings. The Fund compensates CSS for blue-sky and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives 0.20% of average daily net assets.

Fund Services, Inc. ("FSI") is the Fund's Transfer and Dividend Disbursing Agent. FSI received $99,577 for its services for the year ending December 31, 1999.

To discourage short term investing and recover certain administrative, transfer agency, shareholder servicing and other costs associated with such short term investing, the Fund charges a 2% fee on such redemption of shares held less than six months. Such fees amounted to $357,926 for the year ended December 31, 1999, representing 0..22% of average net assets.

Certain officers and/or directors of the Fund are also officers and/or directors of VUSA, CSS, and FSI.

NOTE 3-INVESTMENTS/CUSTODY--Purchases and sells of securities other than short-term notes aggregated $60,860,856 and $90,110,831, respectively. The custodian has provided credits in the amount of $10,551 against custodian and accounting charges based on credits on cash balances of the Fund.

NOTE 4-SECURITIES LENDING--At December 31, 1999 securities valued at $3,961,056 were on loan to brokers. For collateral, the Fund received shares of a short-term global investment trust valued at $4,161,934. Income from securities lending amounted to $54,603 for the year ended December 31, 1999. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

Report of Independent Certified Public Accountants

To the Shareholders and Board of Directors of Vontobel Funds, Inc.
Richmond, Virginia


We have audited the accompanying statement of assets and liabilities of Vontobel International Equity Fund, a series of Vontobel Funds, Inc., including the schedule of portfolio investments as of December 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Vontobel International Equity Fund as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

TAIT, WELLER AND BAKER
Philadelphia, Pennsylvania
January 20, 2000

VONTOBEL EASTERN EUROPEAN EQUITY FUND - ANNUAL REPORT 1999

Dear Shareholder:

The explosive bull run in international equities during the final two months of 1999 sent Eastern European equities soaring as well. The region had lagged all year due to the impact of the 1998 Russian crisis, the Kosovo war, and the slow pace of growth in Europe, particularly Germany, which finally pulled out of its 4-year recession in the third quarter.

Vontobel Eastern European Equity Fund surged during the last two months in the year, earning 31.6% in the fourth quarter. For 1999 the fund earned a total return of 14.50%, vs. 16.51% for the Nomura Research Institute's Composite-11 Index. At December 31, 1999, the fund's closing Net Asset Value stood at $9.32, and net assets totaled $32,081,460.

Hungary and Poland, the fund's two largest weightings, produced US dollar returns of 13% and 25% respectively. The Czech Republic ended up 4% for the year, while Croatia remained in negative territory at -19%. Russia, of course, was the region's big winner. After plummeting 37% in the third quarter, the Russian market roared back to life to earn a US dollar return of 110% for the year (see chart).

Russia

During the fourth quarter, in anticipation of a rally in Russia, we made a tactical decision to increase our Russian exposure, at the expense of cash and our weighting in the Czech Republic. We invested mainly in blue chips and oil stocks, increasing positions in Lukoil, Surgutneftegaz, Rostelcom, and adding Mosenergo, Moscow's power company, and Tatneft, the country's fourth-largest oil producer. After the dramatic share price appreciation in the last quarter, our Russian weighting at year end was 24.5% (see chart).

This decision was made irrespective of fundamental considerations, since Russia remains a market that defies any serious valuation methodology. Instead, we made our investment case with a 4-month time horizon, based on such factors as: an anticipated acceleration of growth Western Europe; worldwide bullish sentiment, in particular the revived interest in emerging markets equities; the huge gap in equity valuations between Eastern Europe and rest of the world; the increasing popularity of Vladimir Putin, which reinforced investor hopes for a pro-reform government; anticipation of a strong January effect, in part due to the dissipation of Y2K fears; the strict conditions imposed on Russia by the World Bank and the IMF; and Russia's underweighting in international portfolios, a result of the massive capital flight following Russia's default on international debt in 1998.

Adding to the euphoria in the Russian market was Boris Yeltsin's premature resignation in the waning hours of the century. Following on the heels of the victory of pro-government factions in the December 19th parliamentary elections, Yeltsin's action all but assured the victory of Putin, his hand-picked successor, in the presidential elections to be held in March. Opportunities for continued high returns in the Russian market are offset by political risks, which, in the interim, could cause considerable price fluctuations. We are protecting ourselves against these risks by investing only in the most liquid issues and by adjusting our portfolio management approach to changing economic and political conditions.

Hungary and Poland

Third   quarter   current   account   figures,   published  on  Nov  3rd,   were
enthusiastically received by the market. The market was expecting a deficit ranging from $150-300 million, and it came in at only $93 million. Industrial production figures also surpassed expectations (10.7% year-over-year). These better than expected numbers, together with a drop in the rate of growth of inflation, prompted a surprise rate cut of 50 basis points in early January. We maintain a strong overweight in this market, which boasts the region's highest number of quality companies. Telecom operator Matav is our favorite stock in the region.

In contrast to Hungary, Poland's high current deficit for September ($1.1 billion) hurt both the equity market and the zloty. Interest rates in Poland will remain high due to inflation fears. The absence of an export recovery also hurt the market, but this should change when the ripple effect of the pick-up in European growth makes itself felt on the Polish economy. In November we initiated a nearly 3% position in Polski Koncern Naftowy, one of the largest companies in the region with a market capitalization of $2.5 billion, and the first oil & gas company listed in Poland. In view of the disproportionate size of the Polish market in the benchmark (42%), we maintain a prudent but sizable underweight (29%).

Comeback in 2000?

We believe that the global macroeconomic environment is favorable for emerging markets and Eastern Europe in particular. Our expectations for a continued re-rating in these markets in 2000 are predicated on a slight deceleration in the US economy; an acceleration of European growth in a low inflation environment; a continued Japanese recovery which will sustain world growth; strengthening of the euro vs. the dollar; and a further rise in commodity prices driven by increased demand.

The major investment themes in Eastern Europe in 2000 are:
-     an acceleration in regional growth, mainly led by exports
- the increasing importance of EU convergence, which will bring greater focus on the region and sustain foreign direct investment inflows
- the lagging performance of the last two years, which has left international funds underweighted in the region

For now, we are maintaining our tactical overweight in Russia, which we think will benefit the most from fund inflows into the region (followed by Hungary and Poland). Unless our short-term investment case for maintaining this overweight remains compelling, we will gradually shift assets to more fundamental stories (Hungary, Poland and some stocks in smaller markets).

Luca Parmeggiani
Fund Manager
January 21, 2000

[graph goes here]

                          Vontobel Eastern
                          European Equity Fund      NRI EEEI
                          --------------------      --------
2/15/1996                 $10,000                   $10,000
12/31/1996                $14,890                   $13,475
12/31/1997                $16,191                   $13,572
12/31/1998                $ 8,642                   $10,607
12/31/1999                $ 9,895                   $12,358

[end graph]

                          EASTERN EUROPEAN EQUITY FUND

                        SCHEDULE OF PORTFOLIO INVESTMENTS

                                December 31, 1999

Number

 of                                                                 Market
Shares   Security Description                                       Value
-------- ----------------------------------------------           -----------
         Common Stocks:  95.65%


         Croatia:  7.45%
137,000  Pliva D D GDR (Medical-Drugs)                              $  1,763,875
 64,500  Zagrebacka Banka GDR (Banking)                                  741,750
                                                                     -----------
                                                                       2,505,625
                                                                     -----------

         Czech Republic:  3.29%
 19,700  Ceske Radiokmunikace Reg S GDR (Telecommunications)             719,050
 44,000  Komercni Banka AS Spon ADR (Banking)                            234,300
 33,700  Ceska Sporitelna (Banking)                                      154,264
                                                                     -----------
                                                                       1,107,614
                                                                     -----------

          Estonia:  0.46%
1,206,800 Britannic Group PLC (Natural Resources)                        155,986
                                                                     -----------



         Hungary:  33.06%
  8,800  Borsodchem GDR Reg S (Chemicals)                                346,500
 38,700  Danubius Hotel & Spahuf * (Hotel)                               703,289
 19,100  Delmagyarorszagi Aramsz Sponsored GDR * (Utilities-Electric)    276,950
 27,700  Egis Gyogysergyar  (Medical-Drugs)                            1,095,511
 11,000  Gedeon Richter Ltd GDR Reg S (Medical Drugs)                    671,000
 10,981  Inter Europa Bank (Banking)                                     345,260
 50,727  Magyar Olay Es Gazipari RT (Oil and Gas)                      1,053,260
 73,200  Matav RT ADR (Telecommunications)                             2,635,200
    900  MOL Magyar Olay GDR 144A (Oil and Gas)                           18,450
 13,100  OTP Bank GDR (Banking)                                          756,525
 52,269  Pannonplast Muanyagipari (Construction Materials)             1,289,929
 31,300  Pick Szeged (Food-Meat)                                       1,466,897
 10,000  Tiszai Vegyi Kombinat GDR Reg S (Chemicals)                     185,000
 14,500  Tiszai Vegyi Kombinat HUF (Chemicals)                           276,409
                                                                     -----------
                                                                      11,120,180
                                                                     -----------

         Poland:  27.65%
 22,500  Agora GDR Reg S (Media)                                         331,875
 43,740  Bank Polska Kasa Opieki (Banking)                               571,212
  7,300  Bank Slaski (Banking)                                           501,378
 25,000  Budimex SA (Construction)                                       173,519
 27,000  Computerland Poland SA * (Technology)                           444,667
 40,000  Elektrim SA (Engineering)                                       406,288
 61,249  Exbud SA * (Construction)                                       516,950
 36,500  Exbud SA GDR * 144A (Construction)                              273,750
 44,200  KGHM Polska Miedz GDR (Metals)                                  601,120
 75,000  Mostostal Zabrze-Holding SA (Construction)                      227,630
 21,300  Netia Holdings SA ADR (Telecommunications)                      391,920
 70,000  Polski Koncern Nafto GDR (Oil and Gas)                          875,000
  7,000  Powszechny Bank Kredy GDR (Banking)                             159,950
  4,700  Softbank SA GDR (Technology)                                    162,150
294,700  Telekomunikacja Polska SA GDR (Telecommunications)            1,878,713
 53,600  Orbis SA * (Hotels)                                             483,502
  2,500  Prokom Software SA GDR Reg S (Software)                          38,438
 22,000  Prokom Software Sponsored GDR 144A (Software)                   338,250
 68,500  Zakalady Metali Lekkich * (Manufacturing)                       927,690
                                                                     -----------
                                                                       9,304,002
                                                                     -----------

         Slovakia:  0.36%
  8,600  Slovnaft AS (Oil and Gas)                                       122,399
                                                                     -----------

         Russia:  23.38%
 95,900  AO Mosenergo Spon ADR (Utilities -  Electric)                   407,575
 23,000  Cores Russian Ctfs Yar Telecom * (Telecommunications)            17,250
 40,700  Lukoil Oil Co Sponsored ADR (Oil and Gas)                     2,116,400
 22,600  Oil Co Lukoil Sp ADR F/Pfd Shs (Oil and Gas)                    271,200
 66,800  RAO Gazprom Spon ADR Reg S (Oil and Gas)                        634,600
 33,400  Rostelecom Long Dst&Intl Tl ADR (Telecommunications)            563,625
119,500  Surgutneftegaz Sponsored ADR (Oil and Gas)                    2,031,500
 97,500  Tatneft Spon ADR Reg S (Oil and Gas)                            655,688
  4,500  Vimpel Communications Spon ADR (Telecommunications)             200,812
 75,900  Unified Energy Systems GDS (Utility-Electric)                   967,725
                                                                     -----------
                                                                       7,866,375
                                                                     -----------

         Total Investments:
         (Cost:  $33,118,980) **                 95.65%               32,182,181
         Other assets, net                        4.35%                1,461,843
                                                --------             -----------
         Net Assets                             100.00%              $33,644,024
                                                ========             ===========

*  Non-income producing

** Cost for Federal income tax purposes is $33,118,980 and net unrealized depreciation consists of:

         Gross unrealized appreciation                              $  4,699,667
         Gross unrealized depreciation                               (5,636,466)
                                                                     -----------
         Net unrealized depreciation                                $  (936,799)
                                                                    ============

ADR--Security represented is held by the custodian bank in the form of American Depository Receipts. GDR--Security represented is held by the custodian bank in the form of Global Depository Receipts.

GDS--Security represented is held by the custodian bank in the form of Global Depository Shares. RDC--Security represented is held by the custodian bank in the form of Russian Depository Certificates.

144A-Restricted security. May only be resold to qualified institutional buyers. The aggregate market value of these securities at December 31. 1999 was $630,450 which represented 1.87% of the Fund's net assets.

See Notes to Financial Statements

Vontobel Eastern European Equity Fund
Statement of Assets and Liabilities
December 31, 1999
--------------------------------------------------------------------------------

ASSETS

Investments at value (identified
   cost of $33,118,980)(Notes 1 & 3)                                 $32,182,181
Foreign currencies at value                                                   64

Receivables:
  Capital stock sold                           $  1,662,022
  Dividends                                           2,350
  Investments sold                                  116,918
                                                 -----------           1,781,290
  Deferred organizational costs                                           15,862
                                                                ----------------
    TOTAL ASSETS                                                      33,979,397
                                                                ----------------
LIABILITIES

Payables:
   Bank overdraft                                  138,273
   Investment management fees                       30,587
   Capital stock redeemed                           71,128
                                               -----------               239,988
Accrued expenses                                                          95,385
                                                                ----------------
   TOTAL LIABILITIES                                                     335,373
                                                                ----------------
NET ASSETS                                                           $33,644,024
                                                                ================
NET ASSET VALUE, OFFERING
     AND REDEMPTION PRICE PER SHARE
($33,644,024/3,610,860  shares outstanding)                          $      9.32
                                                                ================

At December 31, 1999 there were 50,000,000 shares of $.01 par value stock authorized and the components of net assets are:

  Paid in capital                                                    $81,039,090
  Net unrealized loss on investments and
   foreign currency transactions                                       (936,799)
  Accumulated deficit in undistributed net income                       (20,766)
  Accumulated net realized loss on investments                      (46,437,501)
                                                                ----------------
  Net Assets                                                         $33,644,024
                                                                ================

See Notes to Financial Statements

Vontobel Eastern European Equity Fund
Statement of Operations
For year ending December 31, 1999
--------------------------------------------------------------------------------

Investment Income
Income:

  Dividend (Net of foreign tax withheld of $52,919)                $     280,571
                                                                    ------------
Expenses:
  Investment management fees (Note 2)          $ 387,669
    Recordkeeping and
     administrative services (Note 2)             63,447
    Custodian and accounting fees (Note 3)       164,982
    Transfer agent fees (Note 2)                 109,198
    Printing                                     140,381
    Shareholder servicing and reports (Note 2)    36,773
    Legal and audit fees                          34,250
    Filing and registration fees (Note 2)         18,007
    Organizational costs                          14,093
    Other                                         75,372
                                            ------------
Total expenses                                                         1,044,172
Custody credits (Note 3)                                                (34,322)
                                                                    ------------
Expenses, net                                                          1,009,850
                                                                    ------------
Net investment loss                                                    (729,279)
                                                                    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCIES

  Net realized loss on investments                                  (20,394,989)
  Net realized loss on foreign currency conversions                    (185,383)
  Net change in unrealized depreciation
   of investments and foreign currencies                              24,939,581
                                                                    ------------
  Net gain on investments                                              4,359,209
                                                                    ------------
  Net increase in net assets
    resulting from operations                                         $3,629,930
                                                                    ============

See Notes to Financial Statements

Vontobel Eastern European Equity Fund
Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                Years ended December 31,
                                              ----------------------------------
                                                1999                  1998
                                             -----------         -------------
OPERATIONS

 Net investment loss                         $  (729,279)            (1,339,272)
 Net realized loss on investments
  and foreign currencies                     (20,580,372)           (24,016,438)
Change in unrealized depreciation
      of investments                           24,939,581           (18,220,110)
                                             ------------           ------------
 Net increase (decrease) in
      net  assets resulting
      from operations                           3,629,930           (43,575,820)

CAPITAL SHARE TRANSACTIONS
 Net decrease in net assets
      resulting from capital share
           transactions*                      (6,139,848)           (59,678,643)
                                             ------------           ------------
 Net decrease in net assets                   (2,509,918)          (103,254,463)

 Net assets at beginning of year               36,153,942            139,408,405
                                             ------------           ------------
NET ASSETS at end of year
      (Includes accumulated deficit
      in undistributed net investment
      income of $20,766 and $0,
      respectively.)                          $33,644,024            $36,153,942

*A summary of capital share transactions follows:

                                       Years ended December 31,
                    ------------------------------------------------------------
                               1999                             1998

                     ----------------------              -----------------
                       Shares             Value          Shares            Value
                       ------             -----          ------            -----

Shares sold         1,024,124        $8,406,082       8,327,774     $ 68,491,154
Shares redeemed    (1,854,214)     (14,545,930)     (13,029,324)   (128,169,797)
                   ------------    ------------     -----------    -------------
Net decrease         (830,090)     $(6,139,848)      (4,701,550)   $(59,678,643)
                   ============    ============     ===========    =============

See Notes to Financial Statements

Vontobel Eastern European Equity Fund
Financial Highlights
For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------
                                                                 February  15,*
                                     Years ended December 31,    to December 31,
                                    1999        1998       1997        1996
                                    ----        ----       ----  ---------------

Per Share Operating Performance

Net asset value,
   beginning of period             $ 8.14      $15.25      $14.89         $10.00
                                   ------      ------      ------         ------
Income from investment
   operations-

   Net investment loss             (0.20)      (0.31)       (0.19)        (0.06)
   Net realized and unrealized
    gain (loss) on investments       1.38      (6.80)         1.47          4.95
                                    -----      ------        -----         -----
    Total from investment
      operations                     1.18      (7.11)         1.28          4.89
                                    -----      ------        -----         -----
Less distributions-
  Distributions from realized
    gains on investments             0.00       0.00        (0.92)          0.00
                                    -----      -----        ------         -----
Total distributions                  0.00       0.00        (0.92)          0.00
                                    -----      -----        ------         -----
Net asset value, end
 of period                          $9.32      $8.14        $15.25        $14.89
                                   ======     ======        ======        ======
Total Return                       14.50%   (46.62)%         8.74%        48.90%

Ratios/Supplemental Data
Net assets, end of
  period (000s)                   $33,644    $36,154      $139,408       $61,853
Ratio to average net assets-
  Expenses (A)                      3.37%      2.57%         1.94%       2.02%**
  Expenses-net (B)                  3.26%      2.41%         1.66%       1.71%**
  Net investment loss             (2.35%)    (1.67%)       (1.30%)      (1.07)**
Portfolio turnover                103.80%    135.35%       105.86%        38.69%

*     Commencement of operations
**   Annualized

(A) Expense ratio has been increased to include additional custodian fees which were offset by custodian fee credits.

(B) Expense ratio-net reflects the effect of the custodian fee credits the fund received.

See Notes to Financial Statements

Vontobel Eastern European Equity Fund
Notes to the Financial Statements
December 31, 1999
--------------------------------------------------------------------------------

NOTE  1-SIGNIFICANT  ACCOUNTING  POLICIES--The  Vontobel Eastern European Equity
Fund (the "Fund") is a series of Vontobel Funds, Inc. ("VFI") which is registered under The Investment Company Act of 1940, as amended, as a diversified open-end management company. The Fund was established in February, 1996 as a series of VFI which has allocated to the Fund 50,000,000 of its 500,000,000 shares of $.01 par value common stock.

The objective of the Fund is to achieve capital appreciation by investing in a carefully selected and continuously managed diversified portfolio consisting primarily of equity securities of issuers located the Eastern Europe.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with generally accepted accounting principles.

Security Valuation. Investments traded on stock exchanges are valued at the last quoted sales price on the exchange on which the securities are traded as of the close of business on the last day of the period or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Fund's Board of Directors. Securities traded in the over-the-counter market are valued at the last available sale price in the over-the-counter market prior to time of valuation. Securities for which market quotations are not readily available are valued on a consistent basis at fair value as determined in good faith by or under the direction of the Fund's officers in a manner specifically authorized by the Board of Directors of the Fund. Temporary investments in U.S. dollar denominated short-term investments are valued at amortized cost, which approximates market. Portfolio securities which are primarily traded on foreign exchanges are generally valued at the closing price on the exchange on which they are traded, and those values are then translated into U.S. dollars at the current exchange rate.

B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The fund has capital loss carryforwards, available to offset future capital gains, if any, of $39,223,357 of which $20,327,913 expires in 2006 and $18,895,462 expires in 2007.

Additionally the fund incurred capital losses of $7,214,126 and currency losses of $20,766 after October 31, 1999 which are deemed, under income tax regulations, to occur in the first day of the fund's next fiscal year (January 1, 2000).

C. Security Transactions and Dividends. Security transactions are accounted for on the trade date. The cost of securities sold is determined generally on a first-in, first-out basis. Dividends are recorded on the ex-dividend date.

D. Currency Translation. The market values of foreign securities, currency holdings, other assets and liabilities initially expressed in foreign currencies are recorded in the financial statements after translation to U.S. dollars based on the exchange rates at the end of the period. The cost of such holdings is determined using historical exchange rates. Income and expenses are translated at approximate rates prevailing when accrued or incurred. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

E. Distribution to Shareholders. Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, net operating losses and post-October capital and currency losses.

F. Deferred Organizational Expenses. All of the expenses of the Fund incurred in connection with its organization and the public offering of its shares have been assumed by the Fund. The organization expenses allocable to the Fund are being amortized over a period of sixty (60) months.


G. Use of Estimates. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2-INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS AND OTHER--Pursuant to an Investment Advisory Agreement, the Advisor, Vontobel USA, Inc.("VUSA") provides investment services for an annual fee of 1.25% on the first $500 million of average daily net assets and 1.00% on average daily net assets over $500 million.

As provided in the Administrative Agreement, the Fund reimbursed Commonwealth Shareholder Services, Inc. ("CSS"), its administrative agent, $122,727 for providing shareholder services, recordkeeping, administrative services and blue-sky filings. The Fund compensates CSS for blue-sky and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives 0.20% of average daily net assets.

Fund Services, Inc. ("FSI") is the Fund's Transfer and Dividend Disbursing Agent. FSI received $165,514 for its services for the year ending December 31, 1999.

To discourage short term investing and recover certain administrative, transfer agency, shareholder servicing and other costs associated with such short term investing, the Fund charges a 2% fee on such redemption of shares held less than six months. Such fees amounted to $28,553 for the year ended December 31, 1999, representing 0.09% of average net assets.

Certain officers and/or directors of the Fund are also officers and/or directors of VUSA, CSS, and FSI.

NOTE 3-INVESTMENTS/CUSTODY--Purchases and sells of securities other than short-term notes aggregated $31,743,488 and $40,591,367, respectively. The custodian has provided credits in the amount of $34,322 against custodian and accounting charges based on credits on cash balances of the Fund.

Report of Independent Certified Public Accountants

To the Shareholders and Board of Directors of Vontobel Funds, Inc.
Richmond, Virginia

We have audited the accompanying statement of assets and liabilities of Vontobel Eastern European Equity Fund, a series of Vontobel Funds, Inc., including the schedule of portfolio investments as of December 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period February 15, 1996 (commencement of operations) to December 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Vontobel Eastern European Equity Fund as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and the period February 15, 1996 to December 31, 1996, in conformity with generally accepted accounting principles.

TAIT, WELLER AND BAKER
Philadelphia, Pennsylvania
January 20, 2000

VONTOBEL U.S. EQUITY FUND
ANNUAL REPORT 1999

Dear Shareholder:

On December 27, 1999 Vontobel Emerging Markets Equity Fund was renamed Vontobel U.S. Equity Fund and, in accordance with its revised investment strategy, the fund's assets were reinvested in the U.S. equity market. The Fund's new symbol is VNUSX.

At December 31, 1999 the fund's closing net asset value stood at $9.69, and assets totaled $10,948,236.

For 1999 the fund produced a total return of 32.56%. The fund will retain its historical performance record since its inception on September 1, 1997 but, in keeping with its revised investment strategy, has adopted the Standard & Poor's 500 Index as its new benchmark.

In order to achieve its investment objective of long-term capital appreciation, Vontobel U.S. Equity Fund will invest in a broadly diversified portfolio of U.S.-based companies generally enjoying strong operating momentum, generating free cash flow and carrying relatively little debt on their balance sheets. In selecting stocks for inclusion we will rely in part on a proprietary model that grades a large population of stocks based primarily on such measures of operating performance as consistent growth in cash flow, sales, operating profits, returns on equity and returns on invested capital. This model has been applied by Vontobel USA's international team with good results, and we look forward to employing it in the creation and maintenance of a portfolio focusing on the U.S. market.

Having witnessed an unprecedented level of returns from equity investments in the final years of the twentieth century, a century that will for all time be remembered as the American Century, many observers are urging investors to take a cautious approach toward U.S. markets as the calendar turns. Stocks have climbed at a frenzied pace and are due for a correction, the pundits say. Interest rates have risen and are likely to rise further still as the Federal Reserve acts to keep inflation at bay. The trade deficit is worrisome, they point out; Americans have been on a consumption binge and must soon cut back. Speculation is at a fever pitch. When the end comes, they say, it will be ugly.

The pessimists have some valid points, particularly in regards to valuation. As measured by the broad market averages (the Dow Jones Industrial Average, the Standard & Poor's 500 Index, the Nasdaq Composite) stocks are indeed selling at a high multiple to expected earnings. Recent returns to stockholders have been outsized; we would be truly amazed if the returns on stocks over the next five years were to match those of the past five years. Furthermore, the Federal Reserve might well ratchet up interest rates in order to slow the economy's pace. And, certainly, a casino mentality seems to be at work in at least some portions of the market.

One should not forget, though, that stocks have, in general, generated high returns over the past several years for good reason. The ongoing U.S. economic expansion has set a record as the longest expansion on record. Boosted by new technology, productivity growth has exceeded all expectations. Inflation has not flamed out of control, so nominal interest rates have stayed relatively low. Consumers have jobs and confidence, and corporate profitability is higher than it's been in decades. No wonder, then, that stock market indices reflect optimism. There's a lot to be optimistic about. The factors that have driven stock prices higher in the U.S. are still in place, and it now looks as if stronger economic growth in other parts of the world (in some cases, a return to growth after hard times) is likely to gain steam in the year to come.

With regard to those high stock market indices, it's worth noting that not all stocks are selling at historic highs. Indeed, equity investments in some of the world's best companies produced negative total returns in 1999. Pfizer, McDonald's, and Freddie Mac, for example, all lost value last year. And we believe that some of the highly valued technology companies are highly valued for good reason. Microsoft, for example, is unlikely to soon be dethroned as the world's premier software provider, and has tremendous growth prospects as technology continues to spread across the globe and as new applications are developed. Yes, some of the heavily hyped dot-com companies may well be absurdly overvalued, but opportunities for intelligent investing exist in most sectors of the market, we believe. With Vontobel U.S. Equity Fund we intend to invest in profitable, growing companies about whose prospects we are optimistic. We do not intend to speculate in untested start-ups with unproven business models. We intend to keep the fund at least 95% invested at all times, will limit position size to no greater than 5% of fund assets, and will avoid excessive industry concentration.

We look forward to the year ahead and encourage you to contact us with any questions you may have.

Fabrizio Pierallini, Fund Manager
Mark Robertson, Fund Manager

January 21, 2000

[graph goes here]
                          Vontobel U.S.
                          Equity Fund     MSCI EMF        S&P
                          -----------     --------       -------
9/1/1997                  $10,000         $10,000        $10,000
12/31/1997                $ 9,420         $ 8,430        $10,522
12/31/1998                $ 7,310         $ 6,110        $13,528
12/31/1999                $ 9,690         $10,002        $16,375

[end graph]

                            VONTOBEL US EQUITY FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                December 31, 1999

Number of                                                          Market
Shares   Security Description                                      Value
------   --------------------------------------------           ---------------
         Common Stock:  86.13%

         ADVERTISING AGENCIES:  2.97%
  3,200  Interpublic Group Cos. Inc.                                  $  184,600
  1,400  Onmicom Group, Inc.                                             140,000
                                                                      ----------
                                                                         324,600
                                                                      ----------
         BEVERAGES:  1.33%
  2,500  Coca Cola Co.                                                   145,625
                                                                      ----------

         COMMERCIAL BANKS: 4.38%
  2,400  Marshall & Ilsley Corp.                                         150,750
  7,600  Synovus Financial Corp                                          151,050
  2,200  US Trust Corp.                                                  176,412
                                                                       ---------
                                                                         478,212
                                                                       ---------

         COMPUTERS - MICRO:  6.58%
  1,500  Apple Computer Inc.                                             154,219
  4,200  Dell Computer Corp.                                             214,200
  1,800  Hewlett Packard Co.                                             205,088
  1,900  Sun Microsystems, Inc.                                          147,131
                                                                       ---------
                                                                         720,638
                                                                       ---------
         COMPUTER SOFTWARE:  3.11%
  2,200  Computer Associates Intl., Inc.                                 153,863
  1,600  Microsoft Corp.                                                 186,800
                                                                       ---------
                                                                         340,663
                                                                       ---------
         COSMETICS AND TOILETRIES:  2.18%
  5,800  Gillette Co.                                                    238,888
                                                                       ---------
         DENTAL SUPPLIES AND EQUIPMENT:  1.33%
  3,400  Patterson Dental Co.                                            144,925
                                                                       ---------
         DIVERSIFIED:  0.07%
    500  Lever Brothers Pakistan Ltd PKR                                   8,038
                                                                        --------
         DIVERSIFIED FINANCIAL SERVICES:   3.26%
  3,600  Citigroup, Inc.                                                 200,025
  1,100  Morgan Stanley Dean Witter                                      157,025
                                                                        --------
                                                                         357,050
                                                                        --------
         ELECTRIC PRODUCTS:  1.73%
  3,300  Emerson Electric Corp.                                          189,338
                                                                        --------
         ELECTRONIC COMPONENTS - SEMI CONDUCTORS:  4.18%
  1,100  Applied Materials, Inc.                                         139,356
  2,000  Dallas Semiconductor Corp.                                      128,875
  2,300  Intel Corp.                                                     189,319
                                                                        --------
                                                                         457,550
                                                                        --------
         FILTRATION - SEPARATION PRODUCTS:  1.10%
  5,000  Donaldson, Inc.                                                 120,313
                                                                        --------

         FINANCE - INVESTMENT BANKER/BROKER:  1.56%
  4,400  Paine Webber Group, Inc.                                        170,775
                                                                        --------
         FINANCE - MORTGAGE LOAN BANKERS:  5.27%
  3,500  Countrywide Credit Inds.,  Inc.                                  88,375
  3,900  Fannie Mae                                                      243,506
  5,200  Freddie Mac                                                     244,725
                                                                        --------
                                                                         576,606
                                                                        --------
         FOOD:  2.71%
  6,100  Albertsons, Inc.                                                196,725
  1,200  Wrigley, William Jr. Co.                                         99,525
                                                                        --------
                                                                         296,250
                                                                        --------
         FOOTWARE AND RELATED APPAREL:  1.40%
  2,900  Timberland Co.                                                  153,337
                                                                        --------
         HOME FURNISHINGS:  1.90%
  6,500  Ethan Allen Interiors, Inc.                                     208,406
                                                                        --------
         MEDICAL - DRUGS:  5.63%
  5,100  American Home Products                                          201,131
  3,100  Merck & Co.                                                     207,894
  6,400  Pfizer, Inc.                                                    207,600
                                                                        --------
                                                                         616,625
                                                                        --------
         MEDICAL HOSPITALS:  0.89%
  7,300  Health Management Assoc., Inc.                                   97,638
                                                                        --------
         MEDICAL PRODUCTS:  1.70%
  2,000  Johnson and Johnson                                             186,250
                                                                        --------
         MULTI-LINE INSURANCE:  1.78%
  1,800  American International Group                                    194,625
                                                                        --------
         MULTIMEDIA:  1.79%
  2,400  Gannett Co.                                                     195,750
                                                                        --------
         NETWORKING PRODUCTS:  1.37%
  1,400  Cisco Systems, Inc.                                             149,975
                                                                        --------
         OIL AND GAS DRILLING:  0.15%
    485  Transocean Sedco Forex, Inc.                                     16,338
                                                                        --------
         OIL COMPANIES - INTEGRATED:  2.66%
  1,800  Exxon Mobil Corp.                                               145,013
  2,700  Texaco Inc.                                                     146,644
                                                                        --------
                                                                         291,657
                                                                        --------
         OIL FIELD SERVICES:  1.28%
  2,500  Schlumberger, Ltd.                                              140,625
                                                                        --------
         PAINT AND RELATED PRODUCTS:  2.78%
  9,700  Sherwin Williams                                                203,700
  2,400  Valspar Corp.                                                   100,500
                                                                        --------
                                                                         304,200
                                                                        --------
         POWER CONVERSION SUPPLY EQUIPMENT:  1.47%
  6,100  American Power Conversion Corp.                                 160,888
                                                                        --------
         PUBLISHING - NEWSPAPERS:  2.01%
  3,700  Knight-Ridder, Inc.                                             220,150
                                                                        --------
         RETAIL:  7.53%
  6,100  Bed Bath & Beyond                                               211,975
  7,400  Dollar General                                                  168,350
  3,300  Home Depot                                                      226,256
  5,400  McDonalds Corp.                                                 217,687
                                                                        --------
                                                                         824,268
                                                                        --------
         STEEL PRODUCERS:  0.90%
  1,800  Nucor Corp.                                                      98,662
                                                                        --------
         SUPER REGIONAL BANKS:  3.36%
  3,200  Comerica                                                        149,400
  5,400  Wells Fargo & Company                                           218,362
                                                                        --------
                                                                         367,762
                                                                        --------
         TELEPHONE:  3.89%
  4,400  Bellsouth Corp.                                                 205,975
  4,500  SBC Communications, Inc.                                        219,375
                                                                        --------
                                                                         425,350
                                                                        --------
         WIRELESS EQUIPMENT:  1.88%
  1,400  Motorola, Inc.                                                  206,150
                                                                        --------
         Total Investments:
         (Cost: $9,379,502)**                        86.13%            9,428,127
         Other assets, net                           13.87%            1,518,109
                                                   -----------     -------------
         Net Assets                                 100.00%          $10,946,236
                                                   ===========    ==============

*  Non-income producing

** Cost for Federal income tax purposes is $9,379,502 and net unrealized appreciation consists of:

         Gross unrealized appreciation                                $  145,827
         Gross unrealized depreciation                                  (97,202)
                                                                      ----------
         Net unrealized appreciation                                  $   48,625
                                                                      ==========

See Notes to Financial Statements

Vontobel U.S. Equity Fund
Statement of Assets and Liabilities
December 31, 1999
--------------------------------------------------------------------------------

ASSETS

 Investments at value (identified
   cost of $9,379,502)(Notes 1 & 3)                                  $ 9,428,127
Cash                                                                   2,276,324

     Receivables:
       Investments sold            $   58,723
       Capital stock sold             211,000
       Dividends                          601
                                  -----------                            270,324
     Deferred organizational costs                                        37,017
     Other assets                                                         12,201
                                                                      ----------
    TOTAL ASSETS                                                      12,023,993
                                                                      ----------

LIABILITIES
  Payables:

     Investments purchased                                             1,040,541
     Due to Investment Manager                                            15,816
     Accrued expenses                                                     21,400
                                                                      ----------
   TOTAL LIABILITIES                                                   1,077,757
                                                                      ----------
NET ASSETS                                                           $10,946,236
                                                                      ==========
NET ASSET VALUE, OFFERING
     AND REDEMPTION PRICE PER SHARE
($10,946,236  / 1,129,696  shares outstanding)                        $     9.69
                                                                      ==========

At December 31,1999 there were 50,000,000 shares of $.01 par value stock authorized and the components of net assets are:

  Paid in capital                                                    $11,450,679
  Net unrealized gain on investments
   and currency transactions                                              48,646
  Accumulated net realized loss on investments                         (553,089)
                                                                     -----------
  Net Assets                                                         $10,946,236
                                                                     ===========

See Notes to Financial Statements

Vontobel U.S. Equity Fund
Statement of Operations
For the year ended December 31,1999
--------------------------------------------------------------------------------
Investment Income
Income:

 Dividend (Net of foreign tax withheld of $2,945)                        $22,351
                                                                        --------
Expenses:
    Investment management fees (Note 2)             16,711
    Custodian and accounting fees (Note 3)          83,096
    Transfer agent fees (Note 2)                     7,639
    Organizational costs                            14,060
    Legal and audit fees                             5,061
    Other                                           18,777
                                              ------------
Total expenses                                                           145,344
Management fee waiver and reimbursed expenses (Note 2)                  (94,312)
Custody credits (Note 3)                                                   (583)
                                                                        --------
Expenses, net                                                             50,449
                                                                        --------
 Net investment loss                                                    (28,098)
                                                                        --------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCIES

  Net realized gain on investments                                       167,295
  Net realized loss on foreign currencies conversions                    (1,270)
  Net change in unrealized depreciation
   on investments and foreign currencies                                 295,265
                                                                         -------
  Net gain on investments                                                461,290
                                                                         -------
  Net increase in net assets
    resulting from operations                                           $433,192
                                                                        ========

See Notes to Financial Statements

Vontobel U.S. Equity Fund
Statement of Changes in Net Assets
--------------------------------------------------------------------------------
                                         Year ended              Year ended
                                         December 31,            December 31,
                                            1999                    1998
                                         ----------              ----------
OPERATIONS

 Net investment loss                    $ (28,098)              $      (574)
 Net realized gain (loss) on investments
     and foreign currency transactions     166,025                 (625,068)
 Net change in unrealized depreciation
     of investments and foreign
     currencies                            295,265                 (139,157)
                                         ----------               ----------
 Net decrease in net assets
   resulting from operations               433,192                 (764,799)

CAPITAL SHARE TRANSACTIONS
 Net increase (decrease) in net assets
     resulting from capital
     share transactions**                8,902,313               (1,225,012)
                                         ----------              ----------
 Net increase (decrease)
  in net assets                          9,335,505               (1,989,811)
 Net assets at beginning of year         1,610,731                 3,600,542
                                         ----------               ----------
NET ASSETS at end of year
  (including undistributed
  net investment income of
  $0 and $3,383,respectively)          $10,946,236               $ 1,610,731
                                       ===========               ===========

**A summary of capital share transactions follows:

                             Year ended                     Year ended
                             December 31,                   December 31,
                                1999                           1998
                        ----------------------        --------------------------


                         Shares           Value           Shares          Value
                         ------           -----          --------         ------
Shares sold            1,033,591     $9,938,821           85,805        $769,477
Shares redeemed        (124,308)    (1,036,270)        (247,612)     (1,994,489)
                      ----------    -----------       ---------     ------------
Net increase
(decrease)               909,283     $8,902,313       (161,807)     $(1,225,012)
                      ==========     ==========       =========     ============

See Notes to Financial Statements

Vontobel U.S. Equity Fund
Financial Highlights
For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------
                                                               September 1, * to
                                 Years ended December 31,         December 31,
                                 1999             1998                1997
                                 ----             ----         -----------------
Per Share Operating
  Performance

Net asset value,
   beginning of period           $7.31            $9.42              $10.00
                                 -----            -----              ------
Income from investment
   operations-
   Net investment income
      (loss)                    (0.02)            0.00               (0.04)
   Net realized and
     unrealized gain
    (loss) on investments        2.40           (2.11)               (0.54)
                                -----           ------               ------
    Total from investment
      operations                 2.38           (2.11)               (0.58)
                                -----           ------               ------
Net asset value,
 end of period                  $9.69            $7.31                $9.42
                               ======           ======               ======

Total Return                   32.56%         (22.40%)              (5.80%)
Ratios/Supplemental Data
Net assets, end of period     $10,946           $1,611               $3,601

Ratio to average net assets- (A)
  Expenses (B)                   3.05%           2.38%              2.41%**
  Expenses-net (C)               3.02%           2.07%              2.20%**
  Net investment loss          (1.68%)         (0.02%)             (1.42)**
Portfolio turnover rate        128.26%         130.59%               16.36%

(A) Management fee waivers and expense reimbursements reduced the expense ratio and increased net investment income ratio by 5.64%, 3.75% and 1.25%, in 1999, 1998 and 1997, respectively.

(B) Expense ratio has been increased to include additional custodian fees which were offset by custodian fee credits.

(C) Expense ratio-net reflects the effect of the custodian fee credits the fund received.

*   Commencement of operations
**  Annualized

See Notes to Financial Statements

Vontobel U.S. Equity Fund (formerly Vontobel Emerging Markets Fund)
Notes to the Financial Statements
December 31, 1999
--------------------------------------------------------------------------------

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES--The Vontobel U.S. Equity Fund (formerly Vontobel Emerging Markets Fund) (the "Fund") is a series of Vontobel Funds, Inc. ("VFI") which is registered under The Investment Company Act of 1940, as amended, as a diversified open-end management company. The Fund commenced operations in September, 1997 as a series of VFI which has allocated to the Fund 50,000,000 of its 500,000,000 shares of $.01 par value common stock. The effective date of the name change was December 27, 1999.

The objective of the Fund is to achieve long-term capital appreciation by investing in a carefully selected and continuously managed diversified portfolio consisting primarily of equity securities of issuers in the United States. Formerly as Vontobel Emerging Markets Fund, the equity securities were issuers in developing countries around the world.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with generally accepted accounting principles.

A. Security Valuation. Investments in securities traded on a national securities exchange or included in the NASDAQ National Market System are valued at the last reported sales price; other securities traded in the over-the-counter market and listed securities for which no sale is reported on that date are valued at the last reported bid price. Short-term investments (securities with a remaining maturity of sixty days or less) are valued at cost which, when combined with accrued interest, approximates market value.

B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The fund has capital loss carryforwards, available to offset future capital gains, if any, of $553,089 which expires in 2006.

C. Security Transactions and Dividends. Security transactions are accounted for on the trade date. The cost of securities sold is determined generally on a first-in, first-out basis. Dividends are recorded on the ex-dividend date.

D. Currency Translation. The market values of foreign securities, currency holdings, other assets and liabilities initially expressed in foreign currencies are recorded in the financial statements after translation to U.S. dollars based on the exchange rates at the end of the period. The cost of such holdings is determined using historical exchange rates. Income and expenses are translated at approximate rates prevailing when accrued or incurred. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

E. Distribution to Shareholders. Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, net operating losses and post-October capital and currency losses.

F. Deferred Organizational Expenses. All of the expenses of the Fund incurred in connection with its organization and the public offering of its shares have been assumed by the Fund. The organization expenses allocable to the Fund are being amortized over a period of sixty (60) months.


G. Use of Estimates. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2-INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS AND OTHER--Pursuant to an Investment Advisory Agreement, the Advisor, Vontobel USA, Inc.("VUSA") provides investment services for an annual fee of 1.25% on the first $500 million of average daily net assets and 1.00% on average daily net assets over $500 million.

As provided in the Administrative Agreement, the Fund reimbursed Commonwealth Shareholder Services, Inc. ("CSS"), its administrative agent, $1,889 for providing shareholder services, recordkeeping, administrative services and blue-sky filings. The Fund compensates CSS for blue-sky and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives 0.20% of average daily net assets.

Fund Services, Inc. ("FSI") is the Fund's Transfer and Dividend Disbursing Agent. FSI received $6,739 for its services for the year ending December 31, 1999.

To discourage short term investing and recover certain administrative, transfer agency, shareholder servicing and other costs associated with such short term investing, the Fund charges a 2% fee on such redemption of shares held less than six months. Such fees amounted to $78 for the year ended December 31, 1999.

Certain officers and/or directors of the Fund are also officers and/or directors of VUSA, CSS, and FSI.

NOTE 3-INVESTMENTS/CUSTODY--Purchases and sells of securities other than short-term notes aggregated $10,034,770 and $2,612,384, respectively. The custodian has provided credits in the amount of $583 against custodian and accounting charges based on credits on cash balances of the Fund.

Report of Independent Certified Public Accountants

To the Shareholders and Board of Directors of Vontobel Funds, Inc.
Richmond, Virginia

We have audited the accompanying statement of assets and liabilities of Vontobel U.S. Equity Fund (formerly, Vontobel Emerging Markets Fund), a series of Vontobel Funds, Inc., including the schedule of portfolio investments as of December 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period September 1, 1997 (commencement of operations) to December 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Vontobel U.S. Equity Fund as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and the period September 1, 1997 to December 31, 1997, in conformity with generally accepted accounting principles.

TAIT, WELLER AND BAKER
Philadelphia, Pennsylvania
January 20, 2000

VONTOBEL GREATER EUROPEAN BOND FUND
ANNUAL REPORT 1999

Dear Shareholder:

On August 30, 1999 Vontobel International Bond Fund, which invested primarily in Western European sovereign debt, was merged into Vontobel Eastern European Debt Fund, whose primary investment focus was Eastern European sovereign debt. The merged fund was renamed Vontobel Greater European Bond Fund, and its new ticker symbol is VGEBX.

The fund's investment strategy is to generally invest about half its assets in debt instruments of Western Europe, and half in those of Eastern Europe, with a focus on issuers of the highest available credit quality. After the merger we invested about 50% of the fund's assets in developing European countries, including Greece, and about 42% in Western Europe. The fund's largest weighting was, and remains, first-class euro-zone bonds.

As everybody knows, the euro wilted in its debut year, losing 14% against the dollar. Eastern European currencies, which are strongly tied to the euro, followed this trend; losses against the dollar were 18% for the Czech crown, 17% for the Polish zloty, 15% for the Hungarian forint and 14% for the Slovakian koruna. The Danish krone, the Swedish krona and the British pound lost 16%, 5% and 3% respectively against the dollar.

In the wake of the euro's collapse, euro bond markets as a whole lost 16.8%. In the non-euro Western European markets, the best performers were the UK (-4.4%) and Sweden (-7.7%). Hungary, Poland and the Czech Republic posted negative returns of -0.7%, -9.3% and -4.7% respectively. Slovakia was the only market in our universe to generate positive dollar returns (7.9%).

Vontobel Greater European Bond Fund produced a negative total return of -9.01%, vs. the -4.87% return of the benchmark composite. Fund assets at year end totaled $9,335,949.

The bearishness in global bond markets reflected investors' mounting inflation expectations. There were few signs of a pick-up in inflation as the year began. Although the US economy had grown faster than the year before, recession fears of the last quarter of 1998 dissipated as the Consumer Price Index barely budged. However, as the East Asian economies started to rebound, so did the price of oil and commodities (mainly metals). Moreover, the low unemployment rate caused concern that wage increases would soon be reflected in prices. By May, the new paradigm of growth without inflation began to be questioned in the US.

Europe's main economies (Germany and France) started to show signs of a recovery while the peripheral countries (Spain, Ireland) grew at a rapid pace. Inflationary expectations rose sharply, as the Old World has not yet implemented the structural reforms that would help to keep inflation at bay in a positive growth environment. As expected, the higher inflation rate factored into the futures markets translated into higher bond yields. The European Central Bank responded with a rate hike of 50 basis points in November. After a short bond market rally, yields started to rise again as stronger than expected economic figures raised fears that this hike would be insufficient to deter inflationary pressures.

Although they continue to be less correlated with Europe's traditional bond markets, the so-called "convergence" countries also suffered from the pick-up in yields. Sweden and Denmark, whose economies are strongly tied to those of the major continental countries, are particularly sensitive to developments in the euro-zone. The UK experienced a slower rate of increase in yields as the Bank of England hiked rates sooner than expected.

In Eastern Europe, rate cuts during the first half of the year resulted in lower yields and good local currency returns. In the second half only Hungary and the Czech Republic continued to cut rates. Hungary's action was tied to the fall in the inflation rate to target levels and the slow pace of growth. The Czech Republic is a special case. As it started to emerge from recession, the monetary authorities cut the Lombard rate from 12.5% to 7.5% to accelerate the economic rebound. GDP and credit expansion figures indicate that this loosening has had less than the intended effect. Contrary to a year ago, we expect structural reforms to be implemented in 2000 that will have a positive effect on economic recovery. Poland's bond market was very volatile in the second half. Inflation and credit expansion grew at a higher than expected pace, prompting a rate hike by the Monetary Council. Contrary to the excellent local currency returns in Hungary (16.4%) and the Czech Republic (13.7%), the Polish market had a mere negative local currency total return of 3.1% in 1999. In Slovakia, following a currency crisis in May, the new government assiduously pushed through reforms and curbed the fiscal and current account deficits. Slovakia's bond market, as noted above, was the hero of the year, producing a stellar local currency total return of 23.3%.

We expect that the euro and other European currencies will rebound against the dollar in 2000, and that, if current conditions prevail, European bond markets will generate a positive total return in 2000, mainly in the second half of the year.

At year end the fund had about 41% of total assets invested in Western European debt instruments and about 56% in Eastern European debt. We overweighted the Eastern European markets against the benchmark as we expect them to outperform the euro markets. In the non-euro Western European markets we are slightly underweight the British pound, and hold no positions in Danish krone or Swedish krone as we do not expect outperformance in these markets.

Monica Mastroberardino
Fund Manager
January 21, 2000

[graph goes here]
                          Vontobel Greater          Bank Austria-Creditanstalt
                          European Bond Fund        Eastern European Bond Index
                          ------------------        ----------------------------
9/1/1997                  $10,000                   $10,000
12/31/1997                $ 9,945                   $ 9,630
12/31/1998                $12,385                   $ 6,955
12/31/1999                $11,269                   $ 6,617

[end graph]

                       VONTOBEL GREATER EUROPEAN BOND FUND

                        SCHEDULE OF PORTFOLIO INVESTMENTS

                                December 31, 1999

Principal Amount*   Security Description                           Market Value
-----------------   --------------------                           -------------
                    Bonds:  96.21%

                    CZECH CROWN:  15.09%
   20,000,000       ING Verzekeringen NV 10.625% 20 Jan 2000
                    Corporate Bond                                  $    559,307

   10,000,000       Commerzbank AG Ser Emtn 7.25% 22 Apr 2002
                    Corporate Bond                                       283,307

   10,000,000       European Investment Bank 14.5% 29 Jan 2001
                    Corporate Bond                                       301,969

    8,000,000       Czech Republic 12.2% 15 Aug 2002
                    Government Bond                                      264,611
                                                                        --------
                                                                       1,409,194
                                                                       ---------
                    EURO:  27.99%
      300,000       DSL Bank 4.75% 27 May 2003
                    Corporate Bond                                       300,697
      511,292       Deutschland Republic 6.5% 14 Oct 2005
                    Government Bond                                      550,093
      300,000       Deutschland Republic 6% 4 Jan 2007
                    Government Bond                                      315,038
      250,000       Deutschland Republic 5.25% 4 Jan 2008
                    Government Bond                                      249,977
      762,245       France Oat 7.25% 25 Apr 2006
                    Government Bond                                      860,670
      317,435       Rep of Ireland 6.25% 18 Oct 2004
                    Government Bond                                      336,381
                                                                       ---------
                                                                       2,612,856
                                                                       ---------
                    BRITISH POUND:  12.65%
      250,000       Intl Fin Corp 5.625% 7 Dec 2009
                    Corporate Bond                                       382,921
      150,000       UK Treasury Bill 8.5% 7 Dec 2005
                    Government Bond                                      271,559
      150,000       UK Treasury Bill 7.25% 7 Dec 2007
                    Government Bond                                      262,737
      150,000       UK Treasury Bill 7.5% 7 Dec 2006
                    Government Bond                                      263,319
                                                                       ---------
                                                                       1,180,536
                                                                       ---------
                    GREEK DRACHMA:  3.36%
  100,000,000       Hellenic Republic 9.7% 27 May 2001
                    Corporate Bond                                       314,034
                                                                       ---------
                    HUNGARY FORINT:  12.34%
   50,000,000       Government of Hungary 13.5% 12 Jun 2001
                    Government Bond                                      201,265
  135,000,000       Government of Hungary 16.0% 12 May 2000
                    Government Bond                                      539,281
   60,000,000       Government of Hungary 14.0% 24 Jun 2002
                    Government Bond                                      253,233
   38,000,000       Euro Invest Bank Ser 3 11.75% 25 Jun 2004
                    Corporate Bond                                       158,552
                                                                       ---------
                                                                       1,152,331
                                                                       ---------
                    POLISH ZLOTY:  18.05%
    1,000,000       Government of Poland 12.0% 12 Jun 2002
                    Government Bond                                      233,222
    1,000,000       Interamerican Dev Bank 19.0% 27 Apr 2001
                    Corporate Bond                                       249,940
    1,000,000       Helaba Finance Emtn 10.5% 4 May 2001
                    Corporate Bond                                       227,811
    1,000,000       Nordic Investment Mtn 17.75% 15 Apr 2002
                    Corporate Bond                                       256,348
    1,000,000       International Bank for
                    Recon & Dev 18.0% 27 Feb 2003
                    Corporate Bond                                       267,594
    1,000,000       LB Rheinland 10% 07 May 2002
                    Corporate Bond                                       223,942
    1,000,000       Deutsche Bank 10.0% 21 May 2004
                    Corporate Bond                                       225,756
                                                                       ---------
                                                                       1,684,613
                                                                       ---------
                    SLOVAKIA KORUNA:  6.73%
   12,000,000       Government of Solvakia 15.0% 14 Jan 2001
                    Government Bond                                      286,643
   14,000,000       European Bank Recon &
                    Dev Mtn 15.7% 10 May 2002
                    Corporate Bond                                       342,055
                                                                       ---------
                                                                         628,698
                                                                       ---------
                    Total Investments:
                    (Cost:$9,950,308 )**           96.21%              8,982,262
                    Other assets, net               3.79%                353,686
                                                  -------              ---------
                                                  100.00%             $9,335,948
                                                  =======             ==========
  *  Stated in local currencies

** Cost for Federal income tax purposes is $9,950,308 and net unrealized depreciation consists of:

          Gross unrealized appreciation                              $    50,334
          Gross unrealized depreciation                              (1,018,380)
                                                                     -----------
          Net unrealized depreciation                                $ (968,046)
                                                                     ===========

                     Forward Currency Contracts Outstanding

Contracts to Buy                                  Statement     Unrealized
Foreign Currency              In Exchange for     Date          Gain (Loss)
------------------            ---------------     ----------    -------------
2,086,000  Polish Zloty       US$   500,000        1/14/2000    $    1,809

Contracts to Sell
Foreign Currency
------------------
522,500  Czech Crown          US$    14,574        1/10/2000           (27)
104,000  Polish Zloty         US$    23,660        1/10/2000        (1,474)
                                     ------                     -----------
                                     38,234                         (1,501)
                                     ------                     -----------
              Unrealized gain on forward currency contracts     $       308
                                                                ===========
See Notes to Financial Statements

VONTOBEL GREATER EUROPEAN BOND FUND
Statement of Assets and Liabilities
December 31, 1999
--------------------------------------------------------------------------------

ASSETS

Investments at value
  (identified cost of $9,950,308 )(Notes 1 & 3)                     $  8,982,262
Foreign currencies at value                                               83,380
Receivables:
   Interest receivable                      $   506,097
   Forward currency contracts                       308
   Capital stock subscriptions                   12,600
                                            -----------                  519,005
Deferred organizational costs                                             37,752
                                                                      ----------
TOTAL ASSETS                                                           9,622,399
                                                                      ----------

LIABILITIES
Payables:
   Bank overdraft                               240,448
   Forward currency contracts closed             38,234
   Accrued expenses                               7,769
                                             ----------
TOTAL LIABILITIES                                                        286,451
                                                                      ----------
NET ASSETS                                                           $ 9,335,948
                                                                     ===========

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
($9,335,948/1,005,110 shares outstanding)                            $      9.29
                                                                     ===========

At December 31, 1999 there were 50,000,000 shares of $.01 par value stock authorized and components of net assets are:

   Paid in capital                                                   $10,382,050
   Accumulated loss on investments and foreign currencies               (22,264)
   Accumulated deficit in undistributed net income                       (4,404)
   Net unrealized depreciation on investments and
      currency transactions                                          (1,019,434)
                                                                     -----------
   Net Assets                                                         $9,335,948
                                                                     ===========

See Notes to Financial Statements

VONTOBEL GREATER EUROPEAN BOND FUND
STATEMENT OF OPERATIONS
For the year ended December 31, 1999
--------------------------------------------------------------------------------

Investment Income

   Interest                                                         $    915,999

Expenses:
   Investment management fees (Note 2)           $ 104,623
   Recordkeeping and administrative
     services (Note 2)                              17,728
   Custodian and accounting fees                   108,317
   Legal and audit                                  20,820
   Filing and registration fees (Note 2)            17,256
   Organizational costs                             14,308
   Transfer agent fees (Note 2)                     12,307
   Shareholder servicing and reports (Note 2)        7,696
   Other                                            21,974
                                                  --------
   Total expenses                                                        325,029
   Fee waivers and reimbursements                                      (104,623)
   Custody credits (Note 3)                                             (16,822)
                                                                       ---------
Expenses, net                                                            203,584
                                                                       ---------
   Net investment income                                                 712,415
                                                                       ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCIES
   Net realized loss on investments                                  (1,001,322)
   Net realized loss on foreign currency
    conversions and forward currencies                                  (74,631)
   Change in unrealized depreciation of investments
     and foreign currencies                                            (423,926)
                                                                     -----------
   Net loss on investments                                           (1,499,879)
                                                                     -----------
   Net decrease in net assets resulting from operations               ($787,464)
                                                                     ===========

See Notes to Financial Statements

VONTOBEL GREATER EUROPEAN BOND FUND
Statement of Changes in Net Assets
--------------------------------------------------------------------------------
                                             Year ended            Year ended
                                             December 31,          December 31,
                                                 1999                  1998
                                            -------------          ------------
OPERATIONS
 Net investment income                     $   712,415              $  1,482,919
 Net realized gain (loss) on
  investments and foreign
  currency                                 (1,075,953)                   182,598
 Net change in unrealized
    appreciation (depreciation)
    on investments
    and foreign currencies                   (423,926)                   443,033
                                          ------------               -----------
 Net increase (decrease) in net
    assets resulting from
    operations                               (787,464)                 2,108,550

DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net investment income
    ($0 and $1.64 per share,
     respectively)                                ---                (1,089,508)

 Realized gains on investments
    ($0 and $.21 per share,
    respectively)                                 ---                  (139,510)

CAPITAL SHARE TRANSACTIONS
 Net increase (decrease) in net
    assets resulting
    from capital share
      transactions**                         2,241,527               (7,435,572)
                                            ----------               -----------
 Net increase (decrease)
    in net assets                            1,454,063               (6,556,040)

 Net assets at beginning of year             7,881,885                14,437,925
                                             ---------               -----------

NET ASSETS at end of year
  (Includes accumulated deficit
  in undistributed net investment
  income of $4,404 and
  $0, respectively)                        $ 9,335,948               $ 7,881,885
                                           ===========               ===========

**A summary of capital share transactions follows:

                                     Year ended                 Year ended
                                December 31, 1999           December 31, 1998
                                ------------------         --------------------
                                Shares      Value          Shares      Value
                                -------     -----          ------      ------
Shares sold                     80,625    $788,114        193,930     $2,052,642
Shares issued in
  connection with
  acquisition of
  Vontobel
  International
  Bond Fund (Note 4)           643,554   6,043,878           ---        ---
Shares reinvested
  from distributions             ---          ---          113,695     1,148,320
Shares redeemed              (490,700)  (4,590,465)    (1,024,536)  (10,636,534)
                             ---------  -----------    ----------   ------------
Net increase (decrease)        233,479   $2,241,527      (716,911)  ($7,435,572)
                             =========   ==========    ===========  ============

See Notes to Financial Statements

VONTOBEL GREATER EUROPEAN BOND FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                               Years ended  December 31,     September 1* to
                                  1999             1998      December 31, 1997
                                  -----            ----      -----------------
Per Share Operating Performance

Net asset value,
  beginning of period            $10.21           $9.70             $10.00
                                 ------           -----             ------
Income from investment
  operations

   Net investment income           0.71            1.27               0.26
   Net realized and
   unrealized gain (loss)
   on investments                 (1.63)           1.09              (0.32)
                                  ------          -----              ------
Total from investment
  operations                      (0.92)           2.36              (0.06)
                                  ------          -----             -------
Less distributions
   Distributions from
    net investment income           -             (1.64)             (0.24)
   Distributions from
    capital gains                   -             (0.21)                 -
                                 ------          -------            -------
Total Distributions               0.00            (1.85)             (0.24)
                                 ------          -------            -------
Net asset value, end of period   $9.29            $10.21              $9.70
                                =======           =======           =======

Total Return                   (9.01%)            24.54%            (0.55%)

Ratios/Supplemental Data
Net assets,

  end of period (000's)        $9,336             $7,882            $14,438

Ratio to average net assets -(A)
   Expenses - (B)             2.70%**            1.98%              2.38%**
   Expenses - net (C)         2.49%**            1.98%              2.19%**
   Net investment income      8.73%**           12.03%              8.28%**
Portfolio turnover rate        61.37%           21.36%                0.00%

*Commencement of operations
**Annualized

(A) Management fee waivers reduced the expense ratio and increased the ratio of net investment income by 1.28% and .41% in 1999 and 1998, respectively.

(B) Expense ratio has been increased to include additional custodian fees which were offset by custodian fee credits.

(C) Expense ratio - net reflects the effect of the custodian fee credits the Fund received.

See Notes to Financial Statements

Vontobel Greater European Bond Fund
Notes to the Financial Statements
December 31, 1999
--------------------------------------------------------------------------------

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES--The Vontobel Greater European Bond Fund (formerly Vontobel Eastern European Debt Fund) (the "Fund") is a series of Vontobel Funds, Inc. ("VFI") which is registered under The Investment Company Act of 1940, as amended, as a diversified open-end management company. The Fund was established in September, 1997 as a series of VFI which has allocated to the Fund 50,000,000 of its 500,000,000 shares of $.01 par value common stock. The effective date of the name change was August 27, 1999.

The objective of the Fund is to maximize total return from capital growth and income by investing in a carefully selected and continuously managed non-diversified portfolio consisting primarily of debt instruments issued by borrowers located in European countries.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with generally accepted accounting principles.

Security Valuation. Money Market investments with a remaining maturity of less than sixty days are valued using the amortized cost method; debt securities are valued by appraising them at prices supplied by a pricing agent approved by the Fund, which prices may reflect broker-dealer supplied valuations and electronic date processing techniques. Those values are then translated into U.S. dollars at the current exchange rate. Securities for which a pricing agent is unable to supply a valuation are valued on a consistent basis at fair market value as determined in good faith by or under the direction of the Fund's officers in a manner specifically authorized by the Board of Directors of the Fund.

B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The fund has capital loss carryforwards, available to offset future capital gains, if any, of $9,932 which expires in 2007. Additionally the Fund incurred capital losses of $12,332 and currency losses of $4,404 after October 31, 1999 which are deemed, under income tax regulations, to occur on the first day of the Fund's next fiscal year (January 1, 2000).

C. Security Transactions. Security transactions are accounted for on the trade date. The cost of securities sold is determined generally on a first-in, first-out basis.

D. Currency Translation. The market values of foreign securities, currency holdings, other assets and liabilities initially expressed in foreign currencies are recorded in the financial statements after translation to U.S. dollars based on the exchange rates at the end of the period. The cost of such holdings is determined using historical exchange rates. Income and expenses are translated at approximate rates prevailing when accrued or incurred. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

E. Forward Currency Contracts. Forward sales of currencies are undertaken to hedge certain assets denominated in currencies that Vontobel USA, Inc. ("VUSA"), the Fund's investment advisor, expects to decline in value in relation to other currencies. A forward currency contract is an agreement between two parties to buy or sell a currency at a set price on a future date. Forward contracts are marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. When a contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund could be at risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably.

F.  Deferred  Organizational   Expenses.  All  of  the  expenses  of  the  fund
incurred in connection with its organization and the public offering of its shares have been assumed by the Fund.

G. Distribution to Shareholders. Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, net operating losses and post-October capital and currency losses.

H. Accounting Estimates. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2-INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS AND OTHER--Pursuant to an Investment Advisory Agreement, the Advisor, Vontobel USA, Inc.("VUSA") provides investment services for an annual fee of 1.25% on the first $100 million of average daily net assets.

As provided in the Administrative Agreement, the Fund reimbursed Commonwealth Shareholder Services, Inc. ("CSS"), its administrative agent, $23,728 for providing shareholder services, recordkeeping, administrative services and blue-sky filings. The Fund compensates CSS for blue-sky and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives 0.20% of average daily net assets.

Fund Services, Inc. ("FSI") is the Fund's Transfer and Dividend Disbursing Agent. FSI received $14,289 for its services for the year ending December 31, 1999.

To discourage short term investing and recover certain administrative, transfer agency, shareholder servicing and other costs associated with such short term investing, the Fund charges a 2% fee on such redemption of shares held less than six months. Such fees amounted to $3,903 for the year ended December 31, 1999, representing 0.05% of average net assets.

Certain officers and/or directors of the Fund are also officers and/or directors of VUSA, CSS, and FSI.

NOTE 3-INVESTMENTS/CUSTODY--Purchases and sells of securities other than short-term notes aggregated $4,597,030 and $5,987,133, respectively. The custodian has provided credits in the amount of $16,822 against custodian and accounting charges based on credits on cash balances of the Fund.

NOTE 4-ACQUISITION OF VONTOBEL INTERNATIONAL BOND FUND--On August 27, 1999, the Fund acquired all the net assets of Vontobel International Bond Fund pursuant to a plan of reorganization approved by Vontobel International Bond Fund shareholders on August 25, 1999. The acquisition was accomplished by a tax-free exchange of 643,554 shares of the Fund (valued at $6,043,878) for the 646,999 shares of Vontobel International Bond Fund outstanding on August 27, 1999. Vontobel International Bond Fund net assets at that date ($6,043,878), involving unrealized depreciation of investments and foreign currencies of $482,806, were combined with those of the Fund.

Report of Independent Certified Public Accountants

To the Shareholders and Board of Directors of Vontobel Funds, Inc.
Richmond, Virginia

We have audited the accompanying statement of assets and liabilities of Vontobel Greater European Bond Fund (formerly, Vontobel Eastern European Debt Fund), a series of Vontobel Funds, Inc., including the schedule of portfolio investments as of December 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period September 1, 1997 (commencement of operations) to December 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Vontobel Greater European Bond Fund as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period September 1, 1997 to December 31, 1997, in conformity with generally accepted accounting principles.

TAIT, WELLER AND BAKER
Philadelphia, Pennsylvania
January 20, 2000